UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
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Filed by a Party other than the Registrant  ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Under §240.14a-12
INTERNATIONAL MONEY EXPRESS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2020
May 15, 2020
Dear Fellow Stockholders:
We are pleased to inform you that our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on Friday, June 26, 2020, at 11:00 a.m., Eastern Time, at Miami Marriott Dadeland, 9090 S. Dadeland Blvd., Miami, FL 33156 or via remote communication as more fully described below.
The agenda of the 2020 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:
Agenda Item		Board Vote Recommendation
1.	To elect three Class II directors to serve for a term of three years or until their respective successors are duly elected and qualified.	“FOR”

2.	To ratify the appointment of BDO USA, LLP as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	“FOR”

3.
To consider and vote upon a proposal to adopt the International Money Express, Inc. 2020 Omnibus Equity Compensation Plan, a copy of which is attached to this proxy statement as Annex A, which we refer to as the “2020 Omnibus Plan Proposal.”
“FOR”

4.
To consider and vote upon a proposal to adopt the International Money Express, Inc. 2020 Employee Stock Purchase Plan, a copy of which is attached to this proxy statement as Annex B, which we refer to as the “ESPP Proposal.”
“FOR”

5.	Such other business as may properly be brought before the 2020 Annual Meeting, and at any adjournments or postponements of the 2020 Annual Meeting.	NOT APPLICABLE
All stockholders as of the close of business on May 5, 2020, our record date, are cordially invited to attend the 2020 Annual Meeting in person or by remote communication, as more fully described below. Please read this proxy statement carefully to ensure that you have proper evidence of stock ownership as of May 5, 2020, as we will not be able to accommodate guests without such evidence at the 2020 Annual Meeting.
Stockholders of record at the close of business on May 5, 2020 will receive our proxy materials. Beneficial owners of our common stock at the close of business on May 5, 2020 will receive these proxy materials on behalf of their brokers, banks or other intermediaries through which they hold shares. These proxy materials are being distributed to you on or about May 15, 2020.
Your vote is very important. Whether or not you plan to attend or participate in the 2020 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2020 Annual Meeting and Procedural Matters” and the instructions on the enclosed proxy card or the proxy materials you receive from your broker, bank or other intermediary.
i

We currently intend to hold the 2020 Annual Meeting in person. We are, however, actively monitoring the coronavirus (COVID-19) pandemic and are sensitive to the public health and travel concerns of our stockholders, directors and management, as well as the protocols that federal, state, and local governments may impose. If it is not legally permissible or advisable to hold the 2020 Annual Meeting in person, we will hold the 2020 Annual Meeting at the date and time set forth in this notice in virtual form via the Internet at http://www.cstproxy.com/intermex/2020. In such event, we will make a public announcement as soon as practicable prior to the 2020 Annual Meeting, which announcement shall contain instructions on how to attend, participate in and vote at the virtual 2020 Annual Meeting, including how to demonstrate your ownership of our stock as of the record date. Please monitor our press releases, filings with the Securities and Exchange Commission and our corporate website at www.intermexonline.com for updated information. As always, we encourage you to vote your shares prior to the 2020 Annual Meeting.
Thank you for your ongoing support of Intermex.
By Order of the Board of Directors,

Robert Lisy
Chief Executive Officer and Chairman

PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

INTERNATIONAL MONEY EXPRESS, INC.
9480 S. Dixie Highway
Miami, Florida 33156
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with the rules of the SEC, we are furnishing our proxy materials, including this proxy statement and our 2019 Annual Report included on Form 10-K, to our stockholders via the Internet. During the week of May 15, 2020, we will mail to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how to access our proxy materials on the Internet and how to vote. Other stockholders, in accordance with their prior requests, will receive an email with instructions on how to access our proxy materials and vote, or will be mailed paper copies of our proxy materials and a proxy card or voting form. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice of Internet Availability.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 26, 2020
The 2020 Proxy Statement and 2019 Annual Report to Stockholders are available online at:
•	https://www.cstproxy.com/intermex/2020; and
•	https://investors.intermexonline.com/investor-relations.
QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND PROCEDURAL MATTERS
Q:	Why am I receiving these proxy materials?
A:
The Board of Directors (the “Board” or “Board of Directors”) of International Money Express, Inc. (the “Company,” “Intermex,” “we,” “us” or “our”) is providing to you these proxy materials. We are doing this in order to solicit voting proxies for use at Intermex’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), to be held Friday, June 26, 2020, at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares of Intermex common stock in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being distributed to you on or about May 15, 2020. As a stockholder, you are invited to attend the 2020 Annual Meeting and we request that you vote on the proposals described in this proxy statement. The proxy materials are also available at https://www.cstproxy.com/intermex/2020.

Q:	Can I attend the 2020 Annual Meeting?
A:
You may attend the 2020 Annual Meeting if, on May 5, 2020 (the “Record Date”), you were a stockholder of record or a beneficial owner. If you attend the meeting in person, you will be asked to show photo identification and the following:

•	If you are a stockholder of record, your paper proxy card; or
•
If you are a beneficial owner, the proxy materials you received from your broker, bank or other intermediary, or a printed statement from such organization or online access to your brokerage or other account, showing your stock ownership on the Record Date.

We will not be able to accommodate guests without proper evidence of stock ownership as of the Record Date at the 2020 Annual Meeting, including guests of our stockholders. The meeting will begin promptly at 11:00 a.m., Eastern Time and you should leave ample time for the check-in procedures.

We are actively monitoring the coronavirus (COVID-19) pandemic and are sensitive to the public health and travel concerns of our stockholders, directors and management, as well as the protocols that federal, state, and local governments may impose. If we are legally permitted to hold the 2020 Annual Meeting in person, we intend to follow applicable federal, state and local guidelines for social gatherings and may impose additional restrictions on anyone who chooses to attend the 2020 Annual Meeting in person in order to ensure the health and safety of all those in attendance. Please monitor our press releases, filings with the Securities and Exchange Commission and our corporate website at www.intermexonline.com for updated information.
Q:	Where is the 2020 Annual Meeting?
A:
The 2020 Annual Meeting will be held at Miami Marriott Dadeland, 9090 S. Dadeland Blvd., Miami, FL 33156 or via remote communication as more fully described herein. Stockholders may request directions to the 2020 Annual Meeting by calling (305) 671-8000 or by visiting https://investors.intermexonline.com/investor-relations.

Q:	Could emerging developments regarding the coronavirus (COVID-19) pandemic affect our ability to hold an in-person 2020 Annual Meeting?
A:
We are monitoring the situation regarding the coronavirus pandemic closely. If it is not legally permissible or advisable to hold the 2020 Annual Meeting in person, we will hold the 2020 Annual Meeting at the date and time set forth in the notice to stockholders in virtual form via the Internet at http://www.cstproxy.com/intermex/2020.

In such event, we will make a public announcement as soon as practicable prior to the 2020 Annual Meeting, which announcement shall contain instructions on how to attend, participate in and vote at the virtual 2020 Annual Meeting, including how to demonstrate your ownership of our stock as of the record date. Please note you will only be able to participate in the 2020 Annual Meeting by means of remote communication if the Company decides to hold a virtual annual meeting, instead of holding an in-person meeting at the location set forth in the notice to stockholders. Please monitor our press releases, filings with the Securities and Exchange Commission and our corporate website at www.intermexonline.com for updated information. If you are planning to attend our 2020 Annual Meeting, please check our corporate website prior to the meeting date. As always, we encourage you to vote your shares prior to the 2020 Annual Meeting.
Q:	Who is entitled to vote at the 2020 Annual Meeting?
A:
You may vote your shares of Intermex common stock if you owned your shares at the close of business on the Record Date. You may cast one vote for each share of common stock held by you as of the Record Date on all matters presented. See the questions entitled “How can I vote my shares in person at the 2020 Annual Meeting?” and “How can I vote my shares without attending the 2020 Annual Meeting?” below for additional details.

As of the Record Date, holders of common stock were eligible to cast an aggregate of 38,034,711 votes at the 2020 Annual Meeting.
Q:	What is the difference between holding shares as a stockholder of record or as a beneficial owner?
A:
You are the “stockholder of record” of any shares that are registered directly in your name with Intermex’s transfer agent, Continental Stock Transfer & Trust Company. We have sent the proxy materials directly to you if you are a stockholder of record. As a stockholder of record, you may grant your voting proxy directly to Intermex or to a third party, or vote in person at the 2020 Annual Meeting or by using any of the voting methods described below in the question entitled “How can I vote my shares without attending the 2020 Annual Meeting?”.

You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf by a brokerage account or by a bank or another intermediary that is the stockholder of record for those shares. If you are a beneficial owner, you did not receive proxy materials directly from Intermex, but your broker, bank or other intermediary forwarded you proxy materials together with voting instructions for directing that organization how to vote your shares. You may also attend the 2020 Annual Meeting, but because a beneficial owner is not a stockholder of record, you may not vote in person at the 2020 Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the 2020 Annual Meeting.
Q:	How can I vote my shares in person at the 2020 Annual Meeting?
A:
You may vote shares for which you are the stockholder of record in person, or via the virtual meeting platform in the event of a virtual-only meeting, at the 2020 Annual Meeting. You may vote shares you hold beneficially in street name in person at the 2020 Annual Meeting only if you obtain a “legal proxy” from the broker, bank or other intermediary that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2020 Annual Meeting, we recommend that you also direct the voting of your shares as described below in the question entitled “How can I vote my shares without attending the 2020 Annual Meeting?” so that your vote will be counted even if you later decide not to attend the 2020 Annual Meeting.

Q:	How can I vote my shares without attending the 2020 Annual Meeting?
A:	Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2020 Annual Meeting by the following means:
(1) By mail — Complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.
(2) By telephone — If you are a stockholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone. Most stockholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary.
(3) By Internet — If you received a Notice of Internet Availability by mail, you can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability. If you received a Notice of Internet Availability or proxy materials by email, you may submit your proxy or voting instructions over the Internet by following the instructions included in the email. If you received a printed set of the proxy materials by mail, including a paper copy of the proxy card or voting instruction form, you may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.
If your control number is not recognized, please refer to your proxy card or voting instruction form for specific voting instructions.
Q:	How many shares must be present or represented to conduct business at the 2020 Annual Meeting?
A:
The stockholders of record of a majority of the shares entitled to vote at the 2020 Annual Meeting must either (1) be present in person at the 2020 Annual Meeting or (2) have properly submitted a proxy in order to constitute a quorum at the 2020 Annual Meeting.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote, and therefore are included for the purposes of determining whether a quorum is present at the 2020 Annual Meeting. A broker “non-vote” occurs when an organization that is the stockholder of record that holds shares for a beneficial owner and that is otherwise counted as present or represented by proxy does not vote on a particular proposal because that organization does not have discretionary voting power under applicable regulations to vote on that item and has not received specific voting instructions from the beneficial owner.

Q:	What proposals will be voted on at the 2020 Annual Meeting?
A:	The proposals scheduled to be voted on at the 2020 Annual Meeting are:
•	The election of the three Class II directors listed in this proxy statement to serve for a term of three years or until their respective successors are duly elected and qualified;
•	The ratification of the appointment of BDO USA, LLP as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2020;
•
To consider and vote upon a proposal to adopt the International Money Express, Inc. 2020 Omnibus Equity Compensation Plan, a copy of which is attached to this proxy statement as Annex A, which we refer to herein as the “2020 Omnibus Plan Proposal”;

•
To consider and vote upon a proposal to adopt the International Money Express, Inc. 2020 Employee Stock Purchase Plan, a copy of which is attached to this proxy statement as Annex B, which we refer to herein as the “ESPP Proposal”; and

•	Such other business as may properly be brought before the 2020 Annual Meeting, and at any adjournments or postponements of the 2020 Annual Meeting.
Q:	What is the voting requirement to approve each of the proposals?
A:	Proposal	Vote Required	Broker Discretionary Voting Allowed
	Proposal One — Election of Three Class II directors	Plurality of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No
	Proposal Two — Ratification of the appointment of independent registered public accounting firm	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes
	Proposal Three — To consider and approve the 2020 Omnibus Plan Proposal	Majority of Total Votes Cast	No
	Proposal Four — To consider and approve the ESPP Proposal	Majority of Total Votes Cast	No
Q:	How are votes counted?
A:
All shares entitled to vote and that are voted in person at the 2020 Annual Meeting will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the 2020 Annual Meeting will be voted at the 2020 Annual Meeting as indicated in such proxies. You may vote “FOR” or “WITHHOLD” on each or all of the nominees for election as director (Proposal One) and “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two, Proposal Three and Proposal Four.

With respect to Proposal One, Intermex’s bylaws provide that the affirmative vote of a plurality of the shares entitled to vote and present in person or represented by proxy at the meeting of stockholders is required to elect a director, which means that the three nominees who receive the most affirmative votes will be elected to the Board of Directors. “Withhold” votes with respect to any director nominee do not count as votes cast and have no effect on the vote. Broker non-votes are not considered a “vote cast,” and will have no effect on the vote for Proposal One. With respect to Proposal Two, the majority of the shares entitled to vote and present in person or represented by proxy is required to ratify the appointment of the independent registered public accounting firm. Abstentions with respect to Proposal Two will be deemed to be votes cast and have the same effect as a vote against such proposal. Because a broker, bank or other intermediary holding shares for a beneficial owner has discretion to vote on Proposal Two, broker non-votes will be counted for quorum purposes as discussed below.
With respect to Proposal Three and Proposal Four, the affirmative vote of a majority of votes cast on the proposal is required to approve the 2020 Omnibus Plan Proposal and the ESPP Proposal. Abstentions and broker non-votes are not considered a “vote cast,” and will have no effect on the vote for Proposal Three and Proposal Four. Consequently, Proposal Three and Proposal Four will be approved only if the number of shares voted “FOR” such Proposal exceeds the total number of shares voted “AGAINST.”

Q:	What is the effect of not casting a vote or if I submit a proxy but do not specify how my shares are to be voted?
A:
If you are the stockholder of record and you do not vote by proxy card or in person at the 2020 Annual Meeting, your shares will not be voted at the 2020 Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your shares will be voted as recommended by the Board of Directors.

If you are a beneficial owner and you do not provide the organization that is the stockholder of record for your shares with voting instructions, the organization will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on “routine” matters, such as Proposal Two, but do not have discretion to vote on non-routine matters, such as Proposal One, Proposal Three and Proposal Four. Therefore, if you do not provide voting instructions to that organization, it may vote your shares only on Proposal Two and any other routine matters properly presented for a vote at the 2020 Annual Meeting.
Q:	What is the effect of a broker non-vote?
A:
An organization that holds shares of Intermex’s common stock for a beneficial owner will have the discretion to vote on routine proposals, such as Proposal Two, if it has not received voting instructions from the beneficial owner at least ten days prior to the 2020 Annual Meeting. A broker non-vote occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the beneficial owner and does not have the discretion to vote the shares. A broker non-vote will be counted for purposes of calculating whether a quorum is present at the 2020 Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker non-vote occurs. Thus, a broker non-vote will not impact our ability to obtain a quorum for the 2020 Annual Meeting and will not otherwise affect the outcome of the votes on Proposal One, Proposal Two, Proposal Three or Proposal Four.

Q:	How does the Board of Directors recommend that I vote?
A:	The Board of Directors recommends that you vote your shares:
•	“FOR” the three nominees for election as directors (Proposal One);
•	“FOR” the ratification of the appointment of BDO USA, LLP as Intermex’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal Two);
•	“FOR” the approval of the 2020 Omnibus Plan Proposal (Proposal Three); and
•	“FOR” the approval of the ESPP Proposal (Proposal Four).
Q:	Why is the Company proposing the 2020 Omnibus Plan Proposal?
A:
The purpose of the International Money Express, Inc. 2020 Omnibus Equity Compensation Plan (the “Omnibus Plan”) is to provide eligible employees, directors and individual service providers the opportunity to receive stock-based incentive awards in order to encourage such persons to contribute materially to our growth and align their economic interests with those of our stockholders. Following approval of the Omnibus Plan, no further stock-based incentive awards will be granted under our current equity incentive plan, the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan (the “2018 Plan”). The Nasdaq Capital Market (“Nasdaq”) Listing Rule 5635(c) requires that we obtain stockholder approval of certain equity compensation plans. Accordingly, we are proposing the 2020 Omnibus Plan Proposal to request such stockholder approval of the Omnibus Plan.

Q:	Why is the Company proposing the ESPP Proposal?
A:
The purpose of the International Money Express, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”) is to provide eligible employees the opportunity to purchase our common stock at a 15% discount from market value (subject to certain limitations) in order to encourage such persons to contribute materially to our growth and align their economic interests with those of our stockholders. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended

(the  “Code”), and stockholder approval for the ESPP is required in order to comply with the requirements of Section 423 of the Code. Nasdaq Listing Rule 5635(c) also requires that we obtain stockholder approval of certain equity compensation plans. Accordingly, we are proposing the ESPP Proposal to request stockholder approval of the ESPP.
Q:	What happens if additional matters are presented at the 2020 Annual Meeting?
A.
If any other matters are properly presented for consideration at the 2020 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2020 Annual Meeting to another time or place, the persons named as proxy holders, Robert Lisy and Tony Lauro II, or any of them, will have discretion to vote the proxies held by them on those matters in accordance with their best judgment. Intermex does not currently anticipate that any other matters will be raised at the 2020 Annual Meeting.

Q:	Can I change my vote after I have voted?
A:
If you are the stockholder of record, you may change your vote and revoke a proxy given pursuant to this solicitation at any time prior to its exercise by (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the applicable voting methods described above in the question titled “How can I vote my shares without attending the 2020 Annual Meeting?”, (2) providing a written notice of revocation to Intermex’s Corporate Secretary at International Money Express, Inc., 9480 S. Dixie Highway, Miami, Florida 33156, prior to your shares being voted, or (3) attending the 2020 Annual Meeting and voting in person, or, in the event we hold a virtual-only annual meeting, participating in the 2020 Annual Meeting and voting via the virtual meeting platform, which, in each case, will supersede any proxy previously submitted by you. However, merely attending or participating in the meeting will not cause your previously granted proxy to be revoked unless you specifically request it.

If you are a beneficial owner of shares held in street name, you may generally change your vote by (1) submitting new voting instructions to your broker, bank or other intermediary or (2) if you have obtained a legal proxy from the organization that holds your shares giving you the right to vote your shares, by attending the 2020 Annual Meeting and voting in person. However, please consult that organization for any specific rules it may have regarding your ability to change your voting instructions. See also the information described above in the question titled “How can I vote my shares without attending the 2020 Annual Meeting?”.
Q:	What should I do if I receive more than one set of proxy materials?
A:
You may receive more than one set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you are a beneficial owner with shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please complete, sign, date and return each Intermex proxy card or voting instruction card that you receive, and/or follow the voting instructions on each notice you receive, to ensure that all your shares are voted.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Intermex or to third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to Intermex management.

Q:	Who will serve as inspector of election?
A:	The inspector of election will be Continental Stock Transfer & Trust Company, our transfer agent.
Q:	Where can I find the voting results of the 2020 Annual Meeting?
A:
We will publish final voting results in our Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (“SEC”) within four (4) business days of the 2020 Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the 2020 Annual Meeting?
A:
Intermex will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
A:	You may submit proposals, including recommendations of director candidates, for consideration at future stockholder meetings.
For inclusion in Intermex’s proxy materials — Stockholders may present proper proposals for inclusion in Intermex’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Intermex’s Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2021 annual meeting of stockholders, stockholder proposals must be received by Intermex’s Corporate Secretary no later than January 15, 2021, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought at annual meeting — In addition, you can find in Intermex’s bylaws an advance notice procedure for stockholders who wish to present certain matters, including nominations for the election of directors, at an annual meeting of stockholders.
In general, Intermex’s bylaws provide that the Board of Directors will determine the business to be conducted at an annual meeting, including nominations for the election of directors, as specified in the Board of Directors’ notice of meeting or as properly brought at the meeting by the Board of Directors. However, a stockholder may also present at an annual meeting any business, including nominations for the election of directors, specified in a written notice properly delivered to Intermex’s Corporate Secretary within the Notice Period (as defined below), if the stockholder held shares at the time of the notice and the record date for the meeting. The notice must contain specified information about the proposed business or nominees and about the proponent stockholder. If a stockholder who has delivered such a notice does not appear to present his or her proposal at the meeting, Intermex will not be required to present the proposal for a vote.
The “Notice Period” is the period not less than 90 days nor more than 120 days prior to the one year anniversary of the date of the previous year’s annual meeting of stockholders. As a result, the Notice Period for the 2021 annual meeting of stockholders will start on February 26, 2021 and end on March 28, 2021.
This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our bylaws. You can obtain a copy of the relevant bylaw provisions by writing to Intermex’s Corporate Secretary at our principal executive offices at 9480 S. Dixie Highway, Miami, Florida 33156 or by accessing Intermex’s filings on the SEC’s website at www.sec.gov. All notices of proposals by stockholders, whether or not requested for inclusion in Intermex’s proxy materials, should be sent to Intermex’s Corporate Secretary at our principal executive offices.
Q:	How may I obtain a separate copy of the proxy materials?
A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Thus, if you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the proxy materials. If at any time a stockholder no longer wishes to participate in “householding,” such stockholder may request to receive separate or additional copies of the proxy materials by (1) notifying its broker or

(2) calling our Investor Relations department at (305) 671-8056 or by writing to International Money Express, Inc., 9480 S. Dixie Highway, Miami, Florida 33156, Attention: Investor Relations. Upon written or oral request of a stockholder at a shared address to which a single copy of this proxy statement and annual report was delivered, we will deliver promptly separate copies of these documents. Stockholders who share an address and receive multiple copies of the proxy materials can also request to receive a single copy by following the instructions above. The proxy materials are also available at https://www.cstproxy.com/intermex/2020.
Q:	How may I obtain a copy of the Company’s Annual Report on Form 10-K and other information about the Company?
A:
Additional information regarding the Company appears in our Annual Report on Form 10-K for the year ended December 31, 2019, a copy of which, including the financial statements and schedules thereto, but not the exhibits, accompanies this Proxy Statement. In addition, such report and the other reports we file with the SEC are available, free of charge, through the Investor Relations section of our website at https://www.intermexonline.com. Copies of our Annual Report on Form 10-K for the year ended December 31, 2019, including the financial statements and schedules thereto (without exhibits or documents incorporated by reference therein), may be obtained without charge, by contacting the Corporate Secretary in writing at International Money Express, Inc., 9480 S. Dixie Highway, Miami, Florida 33156.

Q:	How do I obtain a list of Intermex’s stockholders?
A:
A list of stockholders of record as of the Record Date will be available for inspection at our corporate headquarters located at 9480 S. Dixie Highway, Miami, Florida 33156, during normal business hours during the 10-day period immediately prior to the 2020 Annual Meeting. The list of stockholders will also be available to stockholders at the 2020 Annual Meeting.

Q:	Who has paid for this proxy solicitation?
A:	All expenses incurred about the solicitation of proxies, including the printing and mailing of this Proxy Statement should you request a printed copy of the proxy materials, will be borne by Intermex.
Q:	Who can help answer my questions?
A:
Please contact our Investor Relations department by calling (305) 671-8056 or by writing to International Money Express, Inc., 9480 S. Dixie Highway, Miami, Florida 33156, Attention: Investor Relations or investors@intermexonline.com.

PROPOSAL ONE
ELECTION OF THREE CLASS II DIRECTORS
General
Our Board of Directors currently consists of nine members who are divided into three classes with staggered three-year terms. Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, and nine directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.
Nominees for Class II Directors
Three candidates have been nominated for election as Class II directors at the 2020 Annual Meeting for a three-year term expiring in 2023. Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Kurt Holstein, Robert Jahn and John Rincon for election as Class II directors. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led our Board of Directors and the Nominating and Corporate Governance Committee to the conclusion that he should continue to serve as a director follows each of the director and nominee biographies.
If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Messrs. Holstein, Jahn and Rincon. Each of Messrs. Holstein, Jahn and Rincon has accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the 2020 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill such vacancy. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card. If you are a beneficial owner holding your shares in street name and you do not give voting instructions to your broker, bank or other intermediary, that organization will leave your shares unvoted on this matter.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF KURT HOLSTEIN, ROBERT JAHN AND JOHN RINCON.
Information Regarding the Board of Directors and Director Nominees
Our Board is presently fixed at nine directors in accordance with the Company’s bylaws. The Board of Directors is divided into three classes designated Class I, Class II and Class III. One class of directors is elected at each annual meeting of our stockholders for a term of three years. Each director holds office until his or her successor has been duly elected and qualified, or the director’s earlier resignation, death or removal. The term of the Board’s Class II directors expires at the 2020 Annual Meeting, the term of the Board’s Class III directors expires at the 2021 annual meeting of stockholders and the term of the Board’s Class I directors expires at the 2022 annual meeting of stockholders.
Set forth below are the name and age of each of the directors of the Company, positions with the Company, term of office as a director of the Company and business experience during the past five years or more.
Name	Age	Position	Director Since	Director Class
Robert Lisy	62	Chief Executive Officer, President and Chairman of the Board of Directors	2018	III
Adam Godfrey	58	Director	2018	III
Kurt Holstein	59	Director	2018	II
Robert Jahn	39	Director	2018	II
Christopher Lofgren	61	Director	2019	I
Stephen Paul	52	Director	2018	I
Michael Purcell	63	Director	2018	III
John Rincon	55	Director	2018	II
Justin Wender	51	Director	2018	I

Robert Lisy has served as a director of the Company since 2018. Mr. Lisy served as a director of International Money Express Sub 2, LLC’s predecessor entities from 2009 to 2018. Mr. Lisy is the Chief Executive Officer, President, and Chairman of the Board of Directors of International Money Express, Inc. and its predecessors, which he joined in 2009. Mr. Lisy has 28 years of experience in the retail financial services and electronic payment processing industry in various positions, including three years as the Chief Marketing and Sales Officer of Vigo Remittance Corp., a money transfer and bill payments service in the United States and internationally, and over seven years at Western Union in various sales, marketing and operational positions of increasing responsibility. Mr. Lisy was a founding partner of Direct Express/Paystation America, which offered, among other things, prepaid debit cards to federal benefit recipients, where he served as Chief Operating Officer and on the board of directors. He was an integral part in the efforts to successfully sell Direct Express in 2000 to American Payment Systems. Mr. Lisy holds a bachelor’s degree in Finance from Cleveland State University. We believe that Mr. Lisy’s experience as the Chairman and Chief Executive Officer of Intermex coupled with his extensive operational experience in the retail financial services and remittance industries make him well qualified to serve as a director.
Adam Godfrey has served as a director of the Company since 2018. Mr. Godfrey served as a director of Intermex’s predecessor entity from 2006 to 2017. Mr. Godfrey is a Managing Partner of Stella Point Capital, which he co-founded in 2012. Stella Point Capital is a New York-based private equity firm focused on industrial, consumer and business services investments. Mr. Godfrey is an investment professional and has sourced and managed numerous investments for Stella Point Capital. Previously, Mr. Godfrey spent nearly 19 years with Lindsay Goldberg and its predecessor entities, which he joined in 1992. Mr. Godfrey was a Partner at the firm and served on the board of directors of 12 portfolio companies during his time with Lindsay Goldberg. Currently, he serves on the board of directors of First American Payment Systems Holdings, Inc., Rightpoint Consulting LLC, Vereco Holdings, LLC, American Orthodontics Corporation, and publicly traded Schneider National, Inc. (NYSE: SNDR), on which he currently also serves as Chairman of the board of directors and a member of the corporate governance committee. Mr. Godfrey holds a bachelor’s degree from Brown University and a master’s degree in business administration from the Tuck School of Business at Dartmouth. We believe that Mr. Godfrey’s extensive investment management and transactional experience coupled with his experience serving as the chairman of a publicly traded company and on the boards of directors of other companies make him well qualified to serve as a director.
Kurt Holstein joined the Board of Directors in 2018 upon completion of the merger among the Company, FinTech Acquisition Corp. II and certain other parties to the transaction (the “Merger”). Mr. Holstein is President of Azoic Ventures, Inc., an investment vehicle and advisory firm which he founded in 2011. Mr. Holstein co-founded Rosetta Marketing Group, which became one of the five largest independent digital agencies in the United States prior to its sale to a public company in 2011, where he served in various roles, including Chief Compliance Officer, President and Vice Chairman, and led the execution of Rosetta’s significant acquisitions, financing rounds, and the sale of the firm. Previously, Mr. Holstein spent 16 years at Procter & Gamble with positions of increasing responsibility in management systems and brand management. Mr. Holstein serves on the boards of directors of several privately held companies, including Rightpoint Consulting LLC, 1-800 Contacts, 24 Hour Fitness, Brand Networks, and The Piseco Company. Mr. Holstein holds a bachelor’s degree from Cornell University. We believe that Mr. Holstein’s extensive operational and transactional experience coupled with his experience serving on boards of directors make him well qualified to serve as a director.
Robert Jahn has served as a director of the Company since 2018. Mr. Jahn is a Managing Director of Stella Point Capital, which he joined in 2012. Stella Point Capital is a New York-based private equity firm focused on industrial, consumer and business services investments. Mr. Jahn is an investment professional and has executed and managed numerous investments for Stella Point Capital. Previously, Mr. Jahn spent nearly six years with Lindsay Goldberg and its predecessor entities, which he joined in 2004, where he executed and managed numerous investments and served on the board of directors of one portfolio company and as a board observer on several others. Currently, he serves on the board of directors of Rightpoint Consulting LLC, Vereco Holdings, LLC, and is a board observer at First American Payment Systems Holdings, Inc. Mr. Jahn holds a bachelor’s degree from Yale University and a master’s degree in business administration from the Wharton School at the University of Pennsylvania. We believe that Mr. Jahn’s investment management and transactional experience make him well qualified to serve as a director.

Christopher Lofgren has served as a director of the Company since 2019. Mr. Lofgren served as Chief Executive Officer and President, and as a director, of publicly traded Schneider National, Inc. (NYSE: SNDR) from August 2002 until his retirement in April 2019. He joined Schneider Logistics in 1994 as vice president of engineering and systems. He later served as Chief Information Officer and Chief Operating Officer before being named President and Chief Executive Officer of Schneider in 2002. Before joining Schneider, Mr. Lofgren held positions at Symantec Corporation, Motorola and CAPS Logistics. He currently serves as Vice Chairman of the Board of the U.S. Chamber of Commerce. Previously, Mr. Lofgren served on the Board of Directors of CA Technologies for 13 years. He has also served on the Green Bay, Wisconsin Senior Advisory Board for Junior Achievement, the Boys and Girls Club, and the Green Bay Symphony Orchestra. He holds a bachelor’s degree and a master’s degree in industrial and management engineering from Montana State University and a doctorate in industrial and systems engineering from The Georgia Institute of Technology. In October 2009, Mr. Lofgren was inducted into the National Academy of Engineering. We believe that Mr. Lofgren’s experience as both a technology leader and a public company CEO coupled with his experience serving on boards of directors make him well qualified to serve as a director.
Stephen Paul has served as a director of the Company since 2018. Mr. Paul served as a director of Interwire LLC, an affiliate of Stella Point Capital, from 2017 to 2018. Mr. Paul has been a Managing Principal of Laurel Crown Partners, LLC, a private investment company, for more than five years and prior to that was a Vice President of Business Development at eToys, Inc. and an Associate at Donaldson, Lufkin and Jenrette, Inc. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Mr. Paul serves on several boards of directors including publicly traded Ampco-Pittsburgh Corporation (NYSE: AP), Pittsburgh Steelers Sports, Inc., Kova International and Five Four, Inc. Mr. Paul holds a bachelor’s degree from Cornell University and a master’s degree in business administration from Harvard Business School. We believe that Mr. Paul’s extensive investment management and transactional experience coupled with his experience serving on boards of directors make him well qualified to serve as a director.
Michael Purcell joined the Board of Directors in 2018 upon completion of the Merger. Mr. Purcell is a certified public accountant and became an independent business consultant following retirement in 2015. Mr. Purcell spent more than 36 years with Deloitte, where he was an audit partner and the Philadelphia office leader of Deloitte’s middle-market and growth enterprise services. Mr. Purcell has served on the boards of directors of numerous companies and organizations, and currently serves as a director and member of the audit committee of publicly traded Tabula Rasa Healthcare, Inc. (NASDAQ: TRHC), CFG Community Bank, Hyperion Bank, McKean Defense Group and several other for-profit and non-profit entities. He is a member of the American Institute of Certified Public Accountants and a former President of the Philadelphia Chapter of the Pennsylvania Institute of Certified Public Accountants. Mr. Purcell holds a bachelor’s degree from Lehigh University and a master’s degree in business administration from Drexel University. We believe that Mr. Purcell’s extensive public accounting experience coupled with his experience serving on boards of directors make him well qualified to serve as a director.
John Rincon has served as a director of the Company since 2018. Mr. Rincon served as a director of Intermex’s predecessor entity from 1994 to 2017. Mr. Rincon founded Intermex Wire Transfer, LLC in 1994 and served as its Chairman and President until 2006. Mr. Rincon has more than 20 years of experience in the money remittance and telecommunications industries, having held various management and supervisory positions prior to founding Intermex. Mr. Rincon is the Chairman of Rincon Capital Partners, a private investment firm, which he founded in 2007. We believe that Mr. Rincon’s experience as Intermex’s founder coupled with his extensive operational and transactional experience in the money remittance industry make him well qualified to serve as a director.
Justin Wender has served as a director of the Company since 2018. Mr. Wender served as a director of Interwire LLC, an affiliate of Stella Point Capital, from 2017 to 2018. Mr. Wender is a Managing Partner of Stella Point Capital, which he co-founded in 2012. Stella Point Capital is a New York-based private equity firm focused on industrial, consumer and business services investments. Mr. Wender is an investment professional and has sourced and managed numerous investments for Stella Point Capital. Mr. Wender serves as trustee of the Weitz Funds. Previously, Mr. Wender spent more than 17 years at Castle Harlan, which he joined in 1993. Mr. Wender served as President of the firm from 2006 to 2010, led the effort of raising two funds, and served on the board of directors of 11 portfolio companies during his time with Castle Harlan. Currently, he serves on the board of directors of First American Payment Systems Holdings, Inc. Rightpoint Consulting LLC, and Vereco

Holdings, LLC, as well as on the boards of several educational and charitable organizations. Mr. Wender holds a bachelor’s degree from Carleton College and a master’s degree in business administration from the Wharton School at the University of Pennsylvania. We believe that Mr. Wender’s extensive investment management and transactional experience coupled with his experience serving on boards of directors make him well qualified as a director.
Relationships, Legal Proceedings and Arrangements
There is no family relationship between any of Company’s directors or executive officers and, to the best of our knowledge, none of our directors or executive officers has, during the past ten years, been involved in any legal proceedings which are required to be disclosed pursuant to the rules and regulations of the SEC. There are no arrangements between any director or executive officer of the Company and any other person pursuant to which he/she was, or will be, selected as a director or executive officer, respectively, except for certain Board designation rights provided to certain stockholders under the Shareholders Agreement as described below under the section captioned “Certain Related Person Transactions – Shareholders Agreement”.
See the sections below captioned “Corporate Governance” and “Director Compensation” for additional information regarding the Board of Directors.
CORPORATE GOVERNANCE
Director Independence
As a result of our common stock being listed on Nasdaq, we adhere to the rules of such exchange in determining whether a director is independent. Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Michael Purcell, Kurt Holstein, Christopher Lofgren and John Rincon are independent directors under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director had with FinTech Acquisition Corp. II and Intermex Holdings II, Inc. and has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director, and the transactions involving them, such as those described in the section below entitled “Related Party Transactions”.
Exit From Controlled Company Status
We are no longer a “controlled company” within the meaning of the Nasdaq listing rules. Consequently, the Nasdaq listing rules will require that we (a) have a majority of independent directors on our board of directors within one year after the date we no longer qualified as a “controlled company”; and (b)(i) have at least a majority of independent directors on each of the compensation and nominating and governance committees within 90 days after the date we no longer qualified as a “controlled company,” and (b)(ii) have compensation and nominating and governance committees composed entirely of independent directors within one year of such date. We have satisfied the 90-day requirement of having a majority of independent directors on the compensation and nominating and governance committees and expect to satisfy the other corporate governance requirements during the one-year transition period. During this transition period, we will continue to qualify for and may continue to utilize the available exemptions from certain corporate governance requirements as permitted by Nasdaq listing rules.
Board, Committee and Annual Meeting Attendance
During 2019, the Board of Directors held four meetings. In 2019, all directors attended or participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which such director served, in each case held during such director’s relevant period of service.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, we encourage, but do not require, our directors to attend. One of our directors, our Chairman and CEO Robert Lisy, attended the 2019 Annual Meeting of Stockholders.
Committees of the Board of Directors
Intermex has established a separately standing audit committee, nominating and corporate governance committee and compensation committee.
Audit Committee Information
Intermex has established an Audit Committee comprised of independent directors. The Audit Committee consists of Messrs. Purcell, Holstein and Rincon, with Mr. Purcell serving as its chairman. Each of the members of the Audit Committee is independent under Nasdaq’s listing rules and under Rule 10A-3(b)(1) of the Exchange Act.
The Audit Committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing rules. The Nasdaq listing rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
In addition, the Company is required to certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Mr. Purcell satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
The purpose of the Audit Committee is to, among other things, appoint, retain, set compensation of, and supervise our independent registered public accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls.
The Audit Committee held five meetings during the last fiscal year. The Audit Committee has a written charter that is available on the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.
The Audit Committee Report is included in this proxy statement on page 44.
Compensation Committee Information
Intermex has established a Compensation Committee consisting of Messrs. Godfrey, Lofgren, and Rincon, with Mr. Godfrey serving as its chairman. Our Board of Directors has determined that all of the members of the Compensation Committee are independent directors under the Nasdaq listing rules, except for Mr. Godrey. Because we are no longer a “controlled company” within the meaning of the Nasdaq listing rules, the Nasdaq listing rules require that we have at least a majority of independent directors on the compensation committee within 90 days after the date we no longer qualified as a “controlled company,” and have a compensation committee composed entirely of independent directors within one year of such date. We have satisfied the 90-day requirement of having a majority of independent directors on our Compensation Committee and expect to satisfy the other corporate governance requirements pertaining to compensation committees during the one-year transition period. During this transition period, we will continue to qualify for and may continue to utilize the available exemptions from certain corporate governance requirements as permitted by Nasdaq listing rules.
The purpose of the Compensation Committee is to, among other things, establish and review our general compensation philosophy, review and approve compensation paid to our officers and directors and to administer incentive compensation plans and programs, including authority to make and modify awards under such plans.
The Compensation Committee determines salaries, incentives and other forms of compensation for the Chief Executive Officer and our executive officers and reviews and makes recommendations to the Board with respect to director compensation. As part of its review and establishment of the performance criteria and compensation of executive officers, the Compensation Committee meets separately, at least on an annual basis, with the Chief Executive Officer, the Company’s principal human resources executive, and any other corporate officers, as it deems appropriate. The Compensation Committee also reviews and considers the competitiveness of the Company’s executive compensation as compared with the Company’s peer groups. The Compensation Committee meets without the presence of executive officers when approving or deliberating on executive officer compensation and the Chief Executive Officer may not be present during voting or deliberations of the Compensation Committee with respect to determination of his own compensation. The Compensation Committee reviews and authorizes the terms of employment agreements, severance agreements, and other material compensation agreements between Intermex and our executive officers, and reviews and recommends to the Board director’s and officer’s indemnification arrangements. In addition, the Compensation Committee administers our incentive compensation and equity-based plans.
The Compensation Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Compensation Committee as it deems appropriate and to the extent permitted by applicable law. Further, the Compensation Committee may, in its discretion, delegate its duties and responsibilities with respect to compensation of employees (other than compensation of executive officers) and broad-based benefit plans and programs as it seems appropriate to one or more officers of the Company.
The Compensation Committee also has the sole discretion and authority, pursuant to its charter, to retain compensation consultants, outside legal counsel and other advisors or experts, as it deems appropriate, to assist it in carrying out its duties and responsibilities. The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as the Compensation Committee’s independent compensation consultant for assistance with determining executive officer compensation targets and the design of the Company’s Employee Incentive Bonus Plan for fiscal years 2019 and 2020, determining director compensation for fiscal years 2019 and 2020 and the design of a peer group for compensation analysis. The Committee determined that no work performed by FW Cook during fiscal year 2019 raised a conflict of interest.
The Company has considered its compensation policies and practices for its employees and concluded that the policies and practices do not give rise to risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company’s management and was reviewed by the Compensation Committee of the Company’s Board of Directors.
The Compensation Committee held four meetings and acted by unanimous written consent in two instances during the last fiscal year. The Compensation Committee has a written charter that is available on the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.
Nominating and Corporate Governance Committee Information
Intermex has established a Nominating and Corporate Governance Committee consisting of Messrs. Holstein, Purcell and Wender, with Mr. Wender serving as Chairman. Our Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent directors under the Nasdaq listing rules, except for Mr. Wender. Because we are no longer a “controlled company” within the meaning of the Nasdaq listing rules, the Nasdaq listing rules require that we have at least a majority of independent directors on the nominating and governance committee within 90 days after the date we no longer qualified as a “controlled company,” and have a nominating and governance committee composed entirely of independent directors within one year of such date. We have satisfied the 90-day requirement of having a majority of independent directors on our Nominating and Corporate Governance Committee and expect to satisfy the other corporate governance requirements pertaining to nominating committees during the one-year transition period. During this transition period, we will continue to qualify for and may continue to utilize the available exemptions from certain corporate governance requirements as permitted by Nasdaq listing rules.
The Nominating and Corporate Governance Committee is responsible for, among other things, overseeing the selection of persons to be nominated to serve on our Board of Directors, overseeing the composition of the Board and its committees, evaluating the performance of the Board and developing and maintaining corporate governance policies and related matters delegated by the Board or required by federal securities laws or Nasdaq listing rules.
The Nominating and Corporate Governance Committee held two meetings and acted by unanimous written consent in two instances during the last fiscal year. The corporate Nominating and Corporate Governance

Committee has a written charter that is available on the Company’s website at www.intermexonline.com. The information on this website is not a part of or incorporated into this proxy statement.
Guidelines for Selecting Director Nominees
The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others.
The Nominating and Corporate Governance Committee has no specific minimum qualifications for director candidates. In general, however, the Nominating and Corporate Governance Committee considers a number of qualifications relating to management and leadership experience, background, integrity and professionalism, as well as the candidate’s ability to satisfy the Nasdaq and SEC’s independence requirements, in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.
The Board is actively seeking additional directors to satisfy Nasdaq and SEC independence requirements and to increase diversity among the directors.
To recommend a director candidate for consideration, a stockholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to the Nominating and Corporate Governance Committee, c/o Intermex’s Corporate Secretary, 9480 S. Dixie Highway, Miami, Florida 33156. Refer to “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” in the section above captioned “Questions and Answers About the 2020 Annual Meeting and Procedural Matters” for information regarding the procedures for stockholders to nominate candidates to the Board at an annual meeting of stockholders. Messrs. Holstein, Jahn and Rincon were each recommended to the Nominating and Corporate Governance Committee as a director nominee by SPC Intermex (as defined herein), as representative of a group of stockholders who beneficially own more than five percent of our common stock, pursuant the Shareholders Agreement (as defined herein). See the section below captioned “Related Party Transactions” for additional information.
Board Leadership Structure and Board Role in Risk Oversight
Our Board of Directors is chaired by our Chief Executive Officer and President, Mr. Lisy. We combined the positions of Chief Executive Officer and Chairman of the Board because we believe it will provide a single, clear chain of command to execute our strategic initiatives and business plans and help to ensure that our Board and management act with a common purpose. In addition, we believe that a combined Chief Executive Officer/Chairman of the Board will be better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board Chairman with an extensive history with and knowledge of the Company, as is the case with our Chief Executive Officer. The Board has not designated a lead independent director at this time but will consider doing so after the transition to a Board comprised of a majority of directors who are independent under the Nasdaq Listing Rules.
The Board of Directors is responsible for overseeing the major risks facing the Company while management is responsible for assessing and mitigating the Company’s risks on a day-to-day basis. In addition, the Board has delegated oversight of certain categories of risk to the Audit and Compensation Committees. The Audit Committee reviews and discusses with management significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control and report such exposures. The Compensation Committee oversees management of risks relating to the Company’s compensation plans and programs. In performing their oversight responsibilities, the Board and Audit Committee periodically discuss with management the Company’s policies with respect to risk assessment and risk management. The Audit and Compensation Committees report to the Board as appropriate on matters that involve specific areas of risk that each Committee oversees.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is available on the Company’s website at www.intermexonline.com. If we amend or grant a waiver of one or more of the provisions of our

Code of Business Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on the Company’s website at www.intermexonline.com. The information found on the website is not part of or incorporated into this proxy statement.
Anti-Hedging and Pledging Policy
We have a securities trading policy that, among other things, prohibits Intermex’s directors and senior executive officers from: (i) engaging in short sales, (ii) transactions in put options, call options or other derivative securities related to Intermex securities, (iii) hedging or monetization transactions related to Intermex securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and (iv) holding Intermex securities in a margin account or otherwise pledging Intermex securities as collateral for a loan.
Contacting the Board of Directors
Historically, we have not provided a formal process related to stockholder communications with the Board because we believed that it was premature to develop such processes given the historical limited liquidity of our common stock, smaller stockholder base and controlled company status; however, any stockholder who desires to contact our non-employee directors regarding appropriate Intermex business-related comments may do so by mail by writing Intermex’s Corporate Secretary at International Money Express, Inc., 9480 S. Dixie Highway, Miami, Florida 33156. Our Corporate Secretary, or someone acting in his place, receives these communications unfiltered by Intermex, forwards these communications to the appropriate committee of the Board of Directors or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to investors@intermexonline.com.

EXECUTIVE OFFICERS
Set forth below is certain information regarding the Company’s current executive officers:
Name	Age	Position
Robert Lisy	62	Chief Executive Officer, President and Chairman of the Board of Directors
Tony Lauro II	52	Chief Financial Officer
Randall D. Nilsen	57	Chief Sales Officer
Eduardo Azcarate	48	Chief Business Development Officer
Jose Perez-Villareal	59	Chief Administrative and Compliance Officer and Secretary
Joseph Aguilar	58	Chief Operating Officer
For a brief biography of Mr. Lisy, please see the section captioned “Information Regarding the Board of Directors and Director Nominees” above.
Tony Lauro II, Chief Financial Officer, has served as the Chief Financial Officer of the Company since 2018. Mr. Lauro joined Intermex as Chief Financial Officer in March 2018. Prior to joining Intermex, Mr. Lauro served as the President and Chief Financial Officer of Cognical, Inc., which offers consumers point-of-sale financing at furniture, appliance and electronics retailers. Mr. Lauro served at Cognical from June 2016 to November 2017. From September 2013 to May 2016, Mr. Lauro served as the Chief Financial Officer of the Merchant Services division of JP Morgan Chase. While at Chase, Mr. Lauro also served as Chairman of the board of directors at Merchant Link, a joint venture of JP Morgan Chase and First Data Corp. Mr. Lauro also served in divisional CFO roles at the Royal Bank of Scotland, Citizens Bank and Capital One Financial. Mr. Lauro holds a bachelor’s degree in Finance from James Madison University and a master’s degree in business administration (“MBA”) from the College of William and Mary, Mason School of Business.
Randall D. Nilsen, Chief Sales Officer, has served as the Chief Sales Officer of the Company since 2018. Mr. Nilsen was Intermex’s Chief Sales Officer from 2015 to 2018. Prior to joining Intermex, Mr. Nilsen served as Chief Sales Officer at Sigue Money Transfer Services (“Sigue”), a global remittance provider, from 2011 to 2015 where he was responsible for revenue generation through acquisition and retention of both agents and consumers within North America. Prior to his employment with Sigue, Mr. Nilsen was the Chief Franchise Sales and Operations Officer at Jackson Hewitt from 2008 to 2011. Prior to Jackson Hewitt, Mr. Nilsen was with Western Union from 1987 to 2008 where he held roles with increasing responsibility in sales, marketing and sales planning and was responsible for business units in the U.S., Canada and the U.K. Mr. Nilsen is a graduate of the Executive Management program at the University of California Los Angeles’s Anderson School of Management and holds a bachelor’s degree in Business Finance from Brigham Young University.
Eduardo Azcarate, Chief Business Development Officer, has served as the Chief Business Development Officer of the Company since 2018. Mr. Azcarate was Intermex’s Chief Business Development Officer from 2016 to 2018. Since 2018, Mr. Azcarate is also responsible for overseeing the Company’s foreign subsidiary operations. Prior roles at Intermex have included Vice President of Business Development, Vice President of Sales and Marketing and Director of Mergers and Acquisitions. Prior to joining Intermex, Mr. Azcarate served as Controller for Servimex, a provider of money transfer services, which was acquired by Intermex in March 2007. Prior to Servimex Mr. Azcarate held positions at Ban Colombia and Gillette in Colombia. Mr. Azcarate is a graduate of ICESI University in Cali, Colombia, with a degree in Marketing and Finance.
Jose Perez-Villarreal, Chief Administrative and Compliance Officer, has served as the Chief Administrative and Compliance Officer of the Company since 2018. Since October 2017, Mr. Perez-Villarreal has also managed the Human Resources Department. In 2009, he was promoted to Chief Administrative Officer and assumed the responsibility to oversee the Company’s foreign subsidiary operations until 2018. Mr. Perez-Villarreal joined Intermex in 2000 as the Director of Treasury, in 2005 became the Chief Compliance Officer of Intermex, and since that time has been responsible for leading all federal and state regulatory compliance efforts. Prior to joining Intermex, Mr. Perez-Villarreal was the Operations Manager for a Miami-based money transmitter. Mr. Perez-Villarreal studied computer science and finance at the University of Central Florida and Barry University and holds the designation of Certified Anti-Money Laundering Specialist (CAMS).
Joseph Aguilar, Chief Operating Officer, joined the Company in September 2019 as Chief Operating Officer. Prior to joining Intermex, Mr. Aguilar was a senior executive at Sigue Corporation; starting in 2005 as the Chief Auditor, where he established the Internal Audit function for its U.S. and Mexico Operations.

Following several successful audit cycles, he was promoted to Chief Operating Officer, responsible for all operations and technology functions of the global organization. In 2014, Mr. Aguilar was promoted to President of SGS, Ltd. UK, the International Division of Sigue Corporation, with responsibility for all aspects of the business in the EU, Eastern Europe, Africa, Asia and South Asia. Prior to his roles at Sigue Corporation, Mr. Aguilar held senior roles at BBVA Bancomer, California Commerce Bank and Dai-Ichi Kangyo Bank of California. Mr. Aguilar holds a bachelor’s degree in English from University of California at Santa Barbara.
EXECUTIVE COMPENSATION
Overview
As an emerging growth company, Intermex has opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for Intermex’s “named executive officers,” as defined below.
The tabular disclosure and discussion that follow describe Intermex’s executive compensation program during the most recently completed fiscal year ended December 31, 2019, with respect to Intermex’s named executive officers as of December 31, 2019, including: Robert Lisy, Chief Executive Officer and President; Tony Lauro II, Chief Financial Officer; Joseph Aguilar, Chief Operating Officer; and Randall D. Nilsen, Chief Sales Officer (collectively, Intermex’s “named executive officers” or “NEOs”).
Summary Compensation Table
The following table sets forth the compensation paid to the named executive officers that is attributable to services performed during fiscal years 2019 and 2018.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert Lisy(5) Chief Executive Officer and President	2019	$725,000	$—	$—	$323,563	$88,437	$1,137,000
	2018	$627,082	$1,645,000	$4,084,873	$295,000	$83,655	$6,735,610
Tony Lauro II Chief Financial Officer	2019	$330,852	$—	$209,643	$115,118	$2,530	$658,143
	2018	$254,991	$117,723	$680,812	$85,532	$50,000	$1,189,058
Joseph Aguilar Chief Operating Officer	2019	$72,692	$—	$570,210	$—	$17,000	$659,902
	2018	$—	$—	$—	$—	$—	$—
Randall D. Nilsen(5) Chief Sales Officer	2019	$280,582	$—	$—	$102,102	$14,148	$396,832
	2018	$249,517	$696,054	$789,578	$90,075	$14,102	$1,839,326
(1)
The amounts included in the “Bonus” column for fiscal year 2018 include transaction bonuses paid in 2018 in connection with the Merger in the amounts of $1.5 million (for Mr. Lisy), $0.1 million (for Mr. Lauro) and $0.6 million (for Mr. Nilsen).

(2)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of stock options awarded to the NEOs as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns for fiscal year 2019, see Note 12 to the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
The amounts included in the “Nonequity Incentive Plan Compensation” column reflect the quarterly and annual performance bonuses earned under the Company’s Employee Incentive Bonus Plan for fiscal years 2019 and 2018. The “Annual Cash Incentive Awards” section below describes how the Employee Incentive Bonus Plan awards were determined.

(4)
For Mr. Lisy, the amounts set forth above include (x) a housing allowance in the amount of $84.5 thousand and $80.0 thousand for an apartment in the Miami, Florida area, for fiscal years 2019 and 2018, respectively, and (y) matching contributions under our 401(k) retirement savings plan, in the amount of $3.9 thousand and $4.0 thousand for fiscal years 2019 and 2018, respectively. For Mr. Lauro, the amounts set forth above include (x) matching contributions under our 401(k) retirement savings plan, in the amount of $2.5 thousand in 2019 and (y) a moving allowance of $50.0 thousand in 2018. For Mr. Aguilar, the amount set forth above includes (x) a housing allowance of $12.0 thousand and (y) a moving allowance of $5.0 thousand. For Mr. Nilsen, the amounts set forth above include (x) reimbursements for car-related costs of $12.0 thousand for each of fiscal years 2019 and 2018 and (y) matching contributions under our 401(k) retirement savings plan, in the amount of $2.1 thousand for each of fiscal years 2019 and 2018.

(5)
The amounts for fiscal year 2018 exclude certain incentive units awards that had been granted to Mr. Lisy and Mr. Nilsen, respectively, in connection with the Stella Point acquisition, which vested and were distributed in 2018 in connection with the change of control that occurred with the Merger, in the amounts of $3.2 million (Mr. Lisy) and $4.3 million (Mr. Nilsen).

Annual Cash Incentive Awards
We maintain the Employee Incentive Bonus Plan (the “Bonus Plan”), an annual, cash-based, incentive plan, in which certain sales employees and all non-sales employees, including the named executive officers, participate. For 2019, payments under the Bonus Plan were determined based on completion of certain individual performance objectives, varying by employee category/position (the “Objective component”) and Intermex-wide Adjusted EBITDA targets (the “Adjusted EBITDA component”), as discussed below. Refer to the “Adjusted EBITDA” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for our calculation methodology.
Each employee’s target bonus amount was determined at the outset of the year and was expressed generally as a percentage of the employee’s base salary. The target bonus percentages for 2019 were 50% for Mr. Lisy, 35% for Mr. Lauro, 32% for Mr. Aguilar and 35% for Mr. Nilsen. The CEO’s bonus was determined solely based on Adjusted EBITDA performance. The bonus for the other executives was determined 75% based on Adjusted EBITDA performance and 25% based on the Objective component.
Under the terms of the Bonus Plan, the Objective component was measured and paid on a quarterly basis and may range from 0% to 150% of target. Half of the Adjusted EBITDA component is paid based on quarterly performance with the remaining half subject to full-year performance. The quarterly payout for Adjusted EBITDA is made on a binary basis, such that if the quarterly target is achieved, then the quarterly payout is made (12.5% of target), with no partial payouts. All quarterly Adjusted EBITDA targets were set at the beginning of the year.
For the full-year Adjusted EBITDA component, the Compensation Committee set threshold, target and maximum levels of performance at the outset of the year. Threshold performance was set at 90% of the targeted Adjusted EBITDA amount, achievement of which pays 0% of target. Target performance was set at 100% of the targeted Adjusted EBITDA amount, achievement of which pays 100% of target. Maximum performance was set at 115% of the targeted Adjusted EBITDA amount, the achievement of which pays 150% of target. There would be no earnout for performance below threshold and linear interpolation applies between threshold/target and target/maximum performance levels.
For 2019, the pre-established quarterly Adjusted EBITDA targets were achieved for the first through the third quarter but were not achieved for the fourth quarter. The full-year Adjusted EBITDA performance of $57.6 million was above the target of $56.5 million, resulting in a full-year Adjusted EBITDA earnout of 106.5% of target.
Mr. Nilsen’s individual objectives are tied to his role as Chief Sales Officer and are specifically measured based on actual gross margin sales versus budget for each quarter. For each quarter in 2019, Mr. Nilsen achieved between 92% to 106% of the applicable gross margin sales quarterly budget.
Mr. Lauro’s individual objectives are based on the following factors: (i) reduction in our cash/deposit ratio (weighted 20%), (ii) reduction of our financing costs (weighted 50%), and (iii) reduction of bank fees and related charges (weighted 30%). For each quarter in 2019, Mr. Lauro’s level of achievement of his individual objectives ranged from 96% to 116% of the applicable goal.
Mr. Aguilar’s individual objectives are based on the following factors: (i) enhancing and consolidating the operations functions of the Company, (ii) improving functionality of the Company’s call centers in Mexico and Guatemala, and (iii) enhancing the Information Technology, Purchasing and New Products Departments. For the last quarter of 2019, Mr. Aguilar’s level of achievement of his individual objectives ranged from 50% to 100% of the applicable goal.
Based on the combined impact of Adjusted EBITDA and Objective component performance, the overall payout as a percent of target was 106.5% of target for the CEO (based on Adjusted EBITDA performance only) and ranged from 102.7% to 106.1% for Messrs. Lauro, Aguilar and Nilsen, based on quarterly and annual Adjusted EBITDA and quarterly Objective component performance.

Employment Agreements
Each of our named executive officers is a party to an employment agreement with the Company, summarized below.
Chief Executive Officer and President (Robert Lisy)
On December 19, 2017, Intermex entered into an amended and restated employment agreement (the “CEO Employment Agreement”) with Mr. Lisy for the position of Chief Executive Officer and President, pursuant to which the term commenced on January 1, 2018 and will expire on January 1, 2021, subject to automatic two-year extensions unless either Intermex or Mr. Lisy provides at least 90 days’ written notice to the other of intent not to renew the term. The CEO Employment Agreement replaced prior employment agreements between Mr. Lisy and Intermex. The CEO Employment Agreement provides for a base salary, subject to increase at the discretion of the Board of Directors. Effective January 1, 2019, Mr. Lisy’s base salary was $725,000. The CEO Employment Agreement also provides that Mr. Lisy is eligible to earn a performance based bonus of up to $300,000. Effective as of January 1, 2019, Mr. Lisy’s annual bonus target was increased to up to $363,000. The amount of any annual bonus payable shall be determined by the Board of Directors in its discretion, and shall be conditioned on the achievement of certain performance goals, including the achievement by Intermex of budgeted EBITDA (as defined in the CEO Employment Agreement) as approved by the Board in its reasonable discretion, and the achievement of individual performance goals as may be reasonably agreed to by the Board and Mr. Lisy. The Board may, with Mr. Lisy’s consent, prospectively amend or modify from time to time the established bonus criteria, including any related performance requirements and target levels. Upon the closing of the transactions contemplated under the Merger, Mr. Lisy was granted options to purchase shares of common stock of the Company (formerly “FinTech Acquisition Corp. II”) equal to 3% of the fully diluted equity of the Company, pursuant to the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan. In addition, Mr. Lisy is entitled to participate in the pool of options to purchase shares of common stock reserved for the management team following the consummation of the Merger. For description of the material terms of the option awards, please refer to the “Outstanding Equity Awards at End of Fiscal Year 2019” section below.
The CEO Employment Agreement also provides that Mr. Lisy is eligible to participate in all benefit programs (excluding severance, bonus, incentive or profit-sharing plans) offered by Intermex on the same basis as generally made available to other employees of Intermex and vacation and reimbursement benefits customary for a chief executive officer. In addition, Mr. Lisy is also entitled to the following benefits throughout the term of his employment: (a) car allowance; (b) apartment allowance in and/or around Miami, Florida; (c) if obtained by Intermex during the term of Mr. Lisy’s employment, the right to acquire and assume the premium payments under any life insurance policy held by Intermex upon termination of Mr. Lisy’s employment; and (d) reimbursement on or before the consummation of the Merger for all legal, accounting and tax advisory services rendered to Mr. Lisy in connection with the CEO Employment Agreement, the Merger Agreement, and any other related matters and agreements. The CEO Employment Agreement subjects Mr. Lisy to the following restrictive covenants: (i) non-solicitation of customers and employees of Intermex during employment and for two years thereafter; (ii) non-competition during employment and for two years thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) mutual and perpetual non-disparagement. The CEO Employment Agreement also provides for severance upon a termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Chief Financial Officer (Tony Lauro II)
On October 22, 2018, Intermex entered into an employment agreement (the “CFO Employment Agreement”) with Mr. Lauro for the position of Chief Financial Officer for an indefinite term beginning on October 22, 2018. The CFO Employment Agreement provides for a base salary, subject to increase at the discretion of the Board of Directors. Effective January 1, 2019, Mr. Lauro’s base salary was $330,000. The CFO Employment Agreement also provides that Mr. Lauro is eligible to participate in Intermex’s annual incentive compensation plan and shall have the opportunity to earn a performance based bonus of up to $110,000. Effective January 1, 2019, Mr. Lauro’s annual bonus target was increased to up to $116,000. The amount of any annual bonus payable shall be determined by the Board of Directors in its discretion, and shall be conditioned on the achievement of certain performance goals established by the Board of Directors in its discretion, including the achievement by Intermex of certain Adjusted EBITDA results and achievement by Mr. Lauro of certain personal objectives. The Board may amend or modify from time to time the annual incentive compensation plan, including modifying the performance requirements, target levels and participation terms thereof. Mr. Lauro is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board of Directors in its discretion) offered by Intermex as in effect from time to time on the same basis as generally made available to other employees of Intermex. In addition, Mr. Lauro is entitled to reimbursement and vacation benefits typical for a senior executive. The CFO Employment Agreement subjects Mr. Lauro to the following restrictive covenants: (i) non-solicitation of customers and employees of Intermex during employment and for three years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) perpetual non-disparagement. The CFO Employment Agreement also provides for severance upon a termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Chief Operating Officer (Joseph Aguilar)
On September 23, 2019, Intermex entered into an employment agreement (the “COO Employment Agreement”) with Mr. Aguilar for the position of Chief Operating Officer for an indefinite term beginning on September 23, 2019. The COO Employment Agreement provides for a base salary of $315,000 per year, subject to increase at the discretion of the Board of Directors. The COO Employment Agreement also provides that Mr. Aguilar is eligible to participate in Intermex’s annual incentive compensation plan and shall have the opportunity to earn a performance based bonus of up to $100,000. Effective September 23, 2019, Mr. Aguilar’s annual bonus target was set at $25,000 for 2019. The amount of any annual bonus payable shall be determined by the Board of Directors in its discretion, and may be conditioned on the achievement of certain performance goals established by the Board of Directors in its discretion, including the achievement by Intermex of certain Adjusted EBITDA results and the achievement by Mr. Aguilar of certain personal objectives. The Board may amend or modify from time to time the annual incentive compensation plan, including modifying the performance requirements, target levels and participation terms thereof. Mr. Aguilar is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board of Directors in its discretion) offered by Intermex as in effect from time to time on the same basis as generally made available to other employees of Intermex. In addition, Mr. Aguilar is entitled to reimbursement and vacation benefits typical for a senior executive. The COO Employment Agreement subjects Mr. Aguilar to the following restrictive covenants: (i) non-solicitation of customers and employees of Intermex during employment and for three years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified duration; and (iv) perpetual non-disparagement. The COO Employment Agreement also provides for severance upon a termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Chief Sales Officer (Randy Nilsen)
On February 1, 2017, Intermex entered into an employment agreement (the “CSO Employment Agreement”) with Mr. Nilsen for the position of Chief Sales Officer for an indefinite term beginning on February 1, 2017. The CSO Employment Agreement provides for a base salary, subject to increase at the discretion of the Board of Directors. Effective January 1, 2019, Mr. Nilsen’s base salary was $268,801. The CSO Employment Agreement also provides that Mr. Nilsen is eligible to participate in Intermex’s annual incentive compensation plan and shall have the opportunity to earn a performance based bonus of up to $75,000. The amount of any annual bonus payable shall be determined by the Board of Directors in its discretion, and may be conditioned on the achievement of certain performance goals established by the Board of Directors in its discretion. The Board may amend or modify from time to time the annual incentive compensation plan, including modifying the performance requirements, target levels and participation terms thereof. Mr. Nilsen is also eligible to participate in any benefit plans (excluding severance, bonus, incentive or profit-sharing plans, unless approved or determined by the Board of Directors in its discretion) offered by Intermex as in effect from time to time on the same basis as generally made available to other employees of Intermex. In addition, Mr. Nilsen is entitled to reimbursement and vacation benefits customary for a senior executive. The CSO Employment Agreement subjects Mr. Nilsen to the following restrictive covenants: (i) non-solicitation of customers and employees of Intermex during employment and for three years thereafter; (ii) non-competition during employment and for nine months thereafter; (iii) non-disclosure of confidential information for an unspecified period; and (iv) perpetual non-disparagement. The CSO Employment Agreement also provides for severance upon a termination of employment under certain circumstances, as described below under “—Potential Payments upon Termination or Change in Control.”
Outstanding Equity Awards at End of Fiscal Year 2019
	Option Awards(1)
Name (a)	Grant Date	Number of securities underlying unexercised options exercisable (#) (b)	Number of securities underlying unexercised options unexercisable (#) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)
Robert Lisy Chief Executive Officer and President	7/26/2018	297,475	892,427	—	$9.91	7/26/2028
Tony Lauro II Chief Financial Officer	7/26/2018	49,579	148,738	—	$9.91	7/26/2028
	10/4/2019	—	50,000	—	$13.53	10/4/2029
Joseph Aguilar Chief Operating Officer	9/23/2019	—	125,000	—	$14.46	9/23/2029
Randall D. Nilsen Chief Sales Officer	7/26/2018	57,500	172,500	—	$9.91	7/26/2028
(1)
The Option Awards column reflects stock options granted to the applicable NEO on the dates shown, which vest and become exercisable in four equal installments beginning one year after the date of grant, subject to the NEO’s continued employment with the Company.

Retirement Benefit Programs
Intermex maintains a tax-qualified defined contribution plan (the “401(k) Plan”) that provides retirement benefits to employees, including matching contributions. The Company matches 50% of each employee's contributions up to a maximum of 3% of their total compensation. The NEOs are eligible to participate in the 401(k) Plan on the same terms as other participating employees.
Potential Payments upon Termination or Change in Control
Severance under Employment Agreements
Pursuant to the terms of the employment agreements with Mr. Lisy, Mr. Lauro, Mr. Aguilar and Mr. Nilsen, the NEOs are entitled to receive certain payments in connection with certain termination events.
In the event that (i) Mr. Lisy is terminated by Intermex other than for Cause, Disability (as such terms are defined in the CEO Employment Agreement) or death, (ii) if Mr. Lisy resigns for Good Reason (as defined in the CEO Employment Agreement) or (iii) Mr. Lisy’s employment is terminated pursuant to Intermex providing notice of non-renewal of the term of the CEO Employment Agreement, Mr. Lisy is entitled to an amount equal to two times the sum of Mr. Lisy’s base salary and Mr. Lisy’s target bonus payable in equal installments over the two year period following termination and any other Accrued Rights (as defined in the CEO Employment Agreement). In the event Mr. Lisy’s employment is terminated by us for Cause (as defined in the CEO Employment Agreement), Mr. Lisy would be entitled to receive any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed year that Mr. Lisy is entitled to receive as of the date of termination, and any other Accrued Rights (as defined in the CEO Employment Agreement).
Pursuant to the CEO Employment Agreement, in the event that any of the payments or benefits provided by Intermex to Mr. Lisy (whether pursuant to the terms of the CEO Employment Agreement or any equity compensation or other agreement with Intermex) would constitute “parachute payments” (“Parachute

Payments”) within the meaning of Section 280G of the Code, and would be subject to the excise tax imposed under Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the “Excise Tax”), then such Parachute Payments to be made to Mr. Lisy shall be payable either (1) in full or (2) as to such lesser amount which would result in no portion of such Parachute Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in Mr. Lisy’s receipt on an after-tax basis, of the greatest amount of economic benefits under the CEO Employment Agreement, notwithstanding that all or some portion of such benefits may be subject to the Excise Tax. If a reduction in the Parachute Payment is necessary, then the reduction shall occur in accordance with the terms of the CEO Employment Agreement.
In the event that Mr. Lauro is terminated by Intermex other than for Cause, Disability (as defined in the CFO Employment Agreement) or death or if Mr. Lauro resigns for Good Reason (as defined in the CFO Employment Agreement), he is entitled to base salary continuation for nine months, a pro-rata portion of his target bonus for the year in which termination occurs (less any bonus amounts already paid for such year) and any other Accrued Rights (as defined in the CFO Employment Agreement). In the event Mr. Lauro’s employment is terminated by us for Cause (as defined in the CFO Employment Agreement), Mr. Lauro would be entitled to receive any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed bonus period that Mr. Lauro is entitled to receive as of the date of termination, and any other Accrued Rights (as defined in the CFO Employment Agreement).
In the event that Mr. Aguilar is terminated by Intermex other than for Cause, Disability (as defined in the COO Employment Agreement) or death or if Mr. Aguilar resigns for Good Reason (as defined in the COO Employment Agreement), he is entitled to base salary continuation for nine months, a pro-rata portion of his target bonus for the year in which termination occurs (less any bonus amounts already paid for such year) and any other Accrued Rights (as defined in the COO Employment Agreement). In the event Mr. Aguilar’s employment is terminated by us for Cause (as defined in the COO Employment Agreement), Mr. Aguilar would be entitled to any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed bonus period that Mr. Aguilar is entitled to receive as of the date of termination, and any other Accrued Rights (as defined in the COO Employment Agreement).
In the event that Mr. Nilsen is terminated by Intermex other than for Cause, Disability (as defined in the CSO Employment Agreement) or death or if Mr. Nilsen resigns for Good Reason (as defined in the CSO Employment Agreement), he is entitled to base salary continuation for nine months, a pro-rata portion of his target bonus for the year in which termination occurs (less any bonus amounts already paid for such year) and any other Accrued Rights (as defined in the CSO Employment Agreement). In the event Mr. Nilsen’s employment is terminated by us for Cause (as defined in the CSO Employment Agreement), Mr. Nilsen would be entitled to receive any base salary through the date of termination that remains unpaid as of the date of termination, any accrued and unpaid bonus for any previously completed bonus period that Mr. Nilsen is entitled to receive as of the date of termination, and any other Accrued Rights (as defined in the CSO Employment Agreement).

DIRECTOR COMPENSATION
Overview
The directors for fiscal year 2019 included Robert Lisy, Justin Wender, Adam Godfrey, Robert Jahn, John Rincon, Stephen Paul, Kurt Holstein, Michael Purcell and Christopher Lofgren. Only the independent non-employee directors of the Company, John Rincon, Kurt Holstein, Michael Purcell and Christopher Lofgren, received compensation for their service as directors for the fiscal year ended December 31, 2019.
Effective as of March 6, 2019, the Compensation Committee of the Board approved the following changes to the compensation of the independent non-employee directors: (a) the annual cash retainer amount was increased from $40,000 to $50,000; (b) the Audit Committee Chair receives an additional annual cash retainer of $35,000 and the non-chair members of the Audit Committee each receive an additional annual cash retainer of $10,000; (c) the Compensation Committee Chair receives an additional annual cash retainer of $15,000 and each non-chair members of the Compensation Committee receives an additional annual cash retainer of $7,500; and (d) the Nominating and Corporate Governance Committee Chair receives an additional annual cash retainer of $10,000 and non-chair members of the Nominating and Corporate Governance Committee each receive an additional annual cash retainer of $5,000.
The independent non-employee directors of the Company also receive as part of their annual retainer in connection with their service on the Board of Directors: (i) $70,000 paid in an equity-based award, vesting on the one-year anniversary of the grant date and (ii) additional amounts paid in cash for service on a Board committee as set forth above.
Additionally, all members of our Board of Directors are reimbursed for their usual and customary expenses incurred in connection with attending all Board and other committee meetings.
Director Compensation Table for Fiscal Year 2019
The following table sets forth information for the year ended December 31, 2019 regarding the compensation awarded to, earned by or paid to our independent non-employee directors:
Director(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)(3)	Total ($)
John Rincon	$63,750	$70,000	$133,750
Kurt Holstein	$62,500	$70,000	$132,500
Michael Purcell	$85,000	$70,000	$155,000
Christopher Lofgren(4)	$28,750	$70,000	$98,750
(1)
Does not include any non-independent directors, including directors who also serve as officers of the Company, as these directors do not receive compensation for their service on the Board of Directors.

(2)
Amounts shown in this column represent the grant date fair value of restricted stock units issued to each of the Company’s independent directors during fiscal year 2019 as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 12 to the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

(3)	Represents the aggregate number of unvested restricted stock units (RSUs) outstanding for each of our independent directors as of December 31, 2019.
(4)	Mr. Lofgren joined the Board effective October 7, 2019.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee has selected BDO USA, LLP as Intermex’s independent registered public accounting firm to audit the consolidated financial statements of Intermex for the fiscal year ending December 31, 2020. BDO USA, LLP has audited Intermex’s financial statements since fiscal year 2017. A representative of BDO USA, LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of BDO USA, LLP is not required by our bylaws or other applicable legal requirements. However, the Board of Directors is submitting the selection of BDO USA, LLP to Intermex’s stockholders for ratification as a matter of good corporate practice. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Intermex and its stockholders.
Principal Accounting Fees and Services
The following tables present fees for professional audit services rendered by BDO USA, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2019 and 2018, and fees billed for the other services rendered during those periods.
	2019	2018
Audit fees(1)	$669,200	$2,916,550
Audit-related fees(2)	$—	$—
Tax fees(3)	$—	$—
All other fees(4)	$—	$—
(1)	Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements included in our Forms 10-K and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q, as well as work generally only the independent registered certified public accountants can reasonably be expected to provide, such as statutory and other audit work performed with respect to certain of our subsidiaries. Such audit fees also include professional services for comfort letters, consents and reviews of documents filed with the Securities and Exchange Commission, including those in connection with the Merger transaction that closed in July 2018.
(2)	Audit-Related Fees
Audit-related fees primarily include fees, not included in “Audit Fees” above, for assurance and related services traditionally performed by the independent auditor. These services would include, among others, due diligence related to transactions or events, including acquisitions, and attest services related to financial reporting that are not required by statute or regulation.
(3)	Tax Fees
Tax fees would consist of assistance with tax compliance services, preparation of tax returns, tax planning, and providing tax guidance. No such products and services were provided in the relevant periods by BDO USA LLP.
(4)	All Other Fees
All other fees would consist of the aggregate fees billed for products and services other than the services described under audit fees, audit-related fees and tax fees. No such products and services were provided in the relevant periods.

Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of BDO USA LLP to perform the audit of our annual consolidated financial statements. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS Intermex’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL THREE
THE 2020 OMNIBUS PLAN PROPOSAL
Overview
Our board has unanimously approved the Omnibus Plan and has adopted the Omnibus Plan subject to the approval of our stockholders of this proposal. The purpose of the Omnibus Plan is to provide eligible employees, directors and individual service providers the opportunity to receive stock-based incentive awards in order to encourage such persons to contribute materially to our growth and align the economic interests of such persons with those of our stockholders. We are seeking stockholder approval of the Omnibus Plan (i) in order for incentive stock options to meet the requirements of the Internal Revenue Code (the “Code”), and (ii) in order to comply with NASDAQ listing rules.
2018 Plan
The Omnibus Plan will, subject to stockholder approval, replace our current equity incentive plan, the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan (the “2018 Plan”). Outstanding awards will continue to be governed by the terms and conditions of the 2018 Plan; however, following stockholder approval of the Omnibus Plan, no further stock-based incentive awards will be granted under the 2018 Plan. As of March 1, 2020, the following number of awards were outstanding and/or available for grant under the 2018 Plan:
Shares remaining available for grant under the 2018 Plan as of March 1, 2020	440,103
Stock Options outstanding under the 2018 Plan as of March 1, 2020*	2,850,844
Number of full-value awards (RSUs) outstanding under the 2018 Plan as of March 1, 2020	18,953
* Weighted average exercise price of outstanding stock options as of March 1, 2020	$10.47
* Weighted average remaining term of outstanding stock options as of March 1, 2020	8.56 years
Determination of Number of Shares to Add to the Omnibus Plan
Awards Are an Important Part of Our Compensation Philosophy. Our board of directors believes that the approval of the Omnibus Plan by the stockholders will benefit the compensation structure and strategy of the Company. Our ability to attract, retain and motivate top quality management, employees, individual service providers, and non-employee directors is material to our success, and our board of directors has concluded that this would be enhanced by our ability to make grants under the Omnibus Plan. In addition, our board of directors believes that the interests of the Company and stockholders will be advanced if we can continue to offer employees, individual service providers, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. We do not view the number of shares remaining currently available for grant under the 2018 Plan as sufficient to allow us to execute on our long-term business plan, and we estimate that the size of the aggregate share reserve under the Omnibus Plan was chosen in order to have sufficient shares available for approximately the next two to four years. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs, equity award type mix, etc.
Potential Dilution from the Omnibus Plan. As discussed in further detail below, the Omnibus Plan, if approved, will provide for the grant of up to 3,650,000 shares, comprised of 440,103 shares that were available for grant under the 2018 Plan as of March 1, 2020 and 3,209,897 newly approved shares. The 3,650,000 shares (total pool) or 3,209,897 shares (incremental increase) represent 9.6% or 8.4, respectively, of the Company's outstanding common shares (measured as of March 1, 2020). The resulting fully-diluted overhang, assuming stockholder approval of the 2020 Omnibus Plan Proposal, would be 14.6%. Fully-diluted overhang is calculated by taking the sum of outstanding awards (2,850,844) and the total pool (3,650,000), divided by the sum of the Company's outstanding common shares (measured as of March 1, 2020) (38,034,389), outstanding stock option and full-value awards (2,869,797), and the total pool (3,650,000). If the Omnibus Plan is approved and awards are granted under the 2018 Plan after March 1, 2020 and prior to the effectiveness of the Omnibus Plan, the maximum number of shares available for grants under the Omnibus Plan (subject to adjustments for changes in capitalization and the share counting provisions) will be reduced by any shares issued pursuant to or underlying such awards.

Key Pay Governance Features of the Omnibus Plan
•
No Liberal Share Recycling. Shares withheld to pay the exercise price of stock options or stock appreciation rights and shares withheld to cover withholding taxes on any award shall not again be available for grants under the Omnibus Plan.

•
Stock Options and Stock Appreciation Rights Granted with Exercise Price No Less Than Fair Market Value. The exercise price for stock options and stock appreciation rights granted under the Omnibus Plan must equal or exceed the underlying stock’s fair market value as of the grant date.

•	Prohibition on Repricing. The Omnibus Plan prohibits the “repricing” of options and stock appreciation rights without stockholder approval.
•
Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the Omnibus Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.

•
Limit on Non-Employee Director Compensation. The aggregate fair market value of all grants to any non-employee director during any single calendar year, plus the total cash compensation paid to the director for services rendered for a calendar year, will not exceed $500,000.

•	No Change of Control/280G Tax Gross-Ups. The Company does not provide its employees with tax gross-ups on change of control benefits.
Set forth below is a summary of the material terms of the Omnibus Plan. This summary is qualified in its entirety by reference to the complete text of the Omnibus Plan, a copy of which is attached to this proxy statement/prospectus as Annex A. We urge our stockholders to read carefully the entire Omnibus Plan before voting on this proposal.
If approved by our stockholders, the Omnibus Plan will become effective upon approval.
Summary of Material Terms of the Omnibus Plan
General. The Omnibus Plan provides that grants may be in any of the following forms:
•	incentive stock options (referred to as ISOs)
•	nonqualified stock options (referred to as (NQSOs)
•	stock appreciation rights (referred to as SARs)
•	stock units
•	performance shares
•	stock awards
•	dividend equivalents
•	other stock-based awards
Subject to adjustment for changes in capitalization and share counting as described below, a total of 3,650,000 shares of stock will be authorized for grants under the Omnibus Plan, less one share for every one share granted under the 2018 Plan after March 1, 2020 and prior to the effective date of the Omnibus Plan. After the effective date of the Omnibus Plan, no awards may be granted under the 2018 Plan. If and to the extent options and SARs granted under the Omnibus Plan (or options or stock appreciation rights granted under the 2018 Plan after March 1, 2020) terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, performance shares, dividend equivalents or other stock-based awards granted under the Omnibus Plan (or stock awards, stock units, performance shares, dividend equivalents or other stock-based awards granted under the 2018 Plan after March 1, 2020, as applicable) are forfeited or terminated, or otherwise not settled in full, the shares subject to such grants will become available again for purposes of the Omnibus Plan. If any shares of common stock which are issuable pursuant to awards made pursuant to the Omnibus Plan (or awards made pursuant to the 2018 Plan after March 1, 2020) are withheld to pay the exercise price of an option or withheld for purposes of satisfying our tax withholding obligations with respect to a grant, such shares will not be available for re-issuance under the Omnibus Plan. Upon the exercise of an option granted under the Omnibus Plan (or an option granted under the 2018 Plan after March 1, 2020) through the withholding of shares or upon the exercise of a SAR granted under the Omnibus Plan (or a SAR granted under the 2018 Plan after March 1, 2020), then both for purposes of calculating the number of shares of common stock remaining available for issuance under the Omnibus Plan and the number of shares of common stock remaining available for exercise under the option or SAR, the number of such shares shall be reduced by the gross number of shares for which the option or SAR is exercised. To the extent any grants are settled in cash, and not in shares of common stock, any shares previously subject to such grants will not count against the share limits under the Omnibus Plan.
The aggregate fair market value of all grants to any non-employee director during any calendar year, plus the total cash compensation paid to a non-employee director for services rendered for a calendar year, shall not exceed $500,000. All cash payments (other than dividend equivalents) shall equal the fair market value of the shares of common stock to which the cash payment relates.
The maximum aggregate number of shares that may be issued pursuant to ISOs granted under the Omnibus Plan will be 3,650,000 shares, subject to reduction for shares granted under the 2018 Plan after March 1, 2020 and prior to the effective date of the Omnibus Plan and adjustment for changes in capitalization.
Administration. The Omnibus Plan is administered and interpreted by the Compensation Committee of our board of directors, except that our board of directors shall be the administrator for grants under the Omnibus Plan to our non-employee directors. References to the Administrator mean the Compensation Committee, including any delegates thereof, or our board of directors, as appropriate. The Administrator may delegate its authority under the Omnibus Plan, as appropriate, with respect to grants to persons who are not subject to Section 16 of the Exchange Act. The Administrator has the authority to (i) determine the individuals to whom grants will be made under the Omnibus Plan, (ii) determine the type, size and terms of the grants, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the limitations described below, (v) adopt guidelines separate from the Omnibus Plan that set forth the specific terms and conditions for grants under the Omnibus Plan, and (vi) deal with any other matters arising under the Omnibus Plan. The determinations of the Administrator are made in its sole discretion and are final, binding and conclusive.
Eligibility for Participation. All of our employees and directors, as well as other persons who provide services to the Company, will be eligible to be selected by the Administrator for grants under the Omnibus Plan. As of December 31, 2019, we had approximately 765 employees, including six executive officers, and nine directors (subject to the Company’s internal policies regarding which directors shall not receive compensation) who would be eligible to participate in the Omnibus Plan. As of December 31, 2019, we maintained no relationships with individual service providers who would be eligible to participate in the Omnibus Plan.
Types of Awards.
Stock Options
The Administrator may grant options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code (ISOs) or NQSOs that are not intended to so qualify or any combination of ISOs and NQSOs. Anyone eligible to participate in the Omnibus Plan may receive a grant of NQSOs. Only employees of the Company and certain of our subsidiaries may receive a grant of ISOs.
The Administrator fixes the exercise price per share for options on the date of grant. The exercise price of any option granted under the Omnibus Plan may not be less than the fair market value of the underlying shares of common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding stock of the Company or a subsidiary, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which options intended to be ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, the options will be treated as NQSOs for tax purposes.

The Administrator determines the term of each option; provided, however, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company or a subsidiary, the term for such person may not exceed five years from the date of grant. The vesting period for options commences on the date of grant and ends on such date determined by the Administrator, in its sole discretion, as specified in the grant letter. A grantee may pay the exercise price, and any withholding taxes, upon exercise of an option: (i) in cash or by certified check, (ii) with the approval of the Administrator, by withholding shares of common stock having a fair market value on the date of exercise equal to the exercise price, by delivering shares of common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or through attestation to ownership of such shares, (iii) in cash, on the T+2 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the grantee exercises the option through an irrevocable agreement with a registered broker and the payment is made in accordance with the procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law.
Stock Appreciation Rights (SARs)
The Administrator may grant SARs to anyone eligible to participate in the Omnibus Plan. SARs may be granted in connection with, or independently of, any option granted under the Omnibus Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the fair market value of the common stock on the date of exercise over the base amount set forth in the grant letter. The base amount shall not be less than the fair market value of the common stock subject to the SARs on the date of grant. Such payment to the grantee will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator. The Administrator will determine the period over which SARs vest and become exercisable, the base amount for SARs and whether SARs will be granted in connection with, or independently of, any options. SARs have a maximum term of ten years from the grant date. SARs may be exercised while the grantee is employed by or providing service to the Company or its affiliates within a specified period of time after termination of such employment or service, as determined in the grant instrument.
Stock Units
The Administrator may grant stock units to anyone eligible to participate in the Omnibus Plan. Each stock unit provides the grantee with the right to receive a share of common stock or an amount based on the value of a share common stock at a future date. The Administrator determines the number of stock units that will be granted, whether stock units will become payable if specified performance goals or other conditions are met, or under other circumstances, and the other terms and conditions applicable to the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Administrator. If a stock unit becomes distributable, it will be paid to the grantee in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator.
Performance Shares
The Administrator may grant performance shares to anyone eligible to participate in the Omnibus Plan. Each performance share provides the grantee with the right to receive a share of common stock or an amount based on the value of a share of common stock, if specified performance goals are met. The Administrator determines the number of performance shares that will be granted, the performance goals and other conditions for payment of performance shares, the target amount that will be paid under a performance share based on the achievement of the performance goals, and the other terms and conditions applicable to the performance shares. Payments with respect to performance shares will be made in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator.
Stock Awards
The Administrator may grant stock awards to anyone eligible to participate in the Omnibus Plan. The Administrator may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Administrator will determine whether they will lapse over a period of time or according to such other criteria as the Administrator determines. The Administrator determines the number of shares of common stock subject to the grant of stock awards and the other terms and conditions of the grant. The Administrator will determine to what extent and under what conditions grantees will have the right to vote shares of common stock and to receive dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a grantee’s entitlement to dividends or other distributions with respect to stock awards will be subject to the achievement of performance goals or other conditions. Notwithstanding the foregoing, any dividend rights with respect to stock awards that are subject to restrictions will become payable and be settled only if, when and to the extent, all restrictions on the stock awards have lapsed.
Other Stock-Based Awards
The Administrator may grant other stock-based awards (which are awards other than options, SARs, stock units, performance shares, stock awards and dividend equivalents) under the Omnibus Plan. The Administrator may grant other stock-based awards to anyone eligible to participate in the Omnibus Plan. These grants may be cash-based or based on, measured by or payable in shares of common stock, and will be payable in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Administrator. The terms and conditions for these grants will be determined by the Administrator.
Dividend Equivalents
The Administrator may grant dividend equivalents to anyone eligible to participate in the Omnibus Plan. Dividend equivalents may be granted in connection with any grants under the Omnibus Plan, other than options or SARs, and may be payable in cash or shares of common stock. The terms and conditions of dividend equivalents are determined by the Administrator. Any dividend equivalents granted with respect to stock units, performance shares, stock awards, or other stock-based awards that are unvested or subject to restriction will become payable and be settled only if, when and to the extent, such stock units, performance shares, stock awards, or other stock-based awards vest or all restrictions have lapsed.
Performance-Vested Grants.
The Administrator may make grants to employees of options, stock units, performance shares, stock awards, dividend equivalents and other stock-based awards that contain vesting conditions based on the achievement of performance goals. The Administrator will establish in writing (i) the performance goals that must be met in order for the grants to vest or be payable, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the Omnibus Plan. With respect to each performance-based grant, as defined above, the Administrator will establish in writing the performance goals that must be met either before the beginning of the performance period or within 90 days following the beginning of the performance period, provided that the outcome is substantially uncertain at the time criteria are established.
The performance goals may be based on one or more of the following measures: common stock price, earnings per share of common stock, net earnings, operating earnings, adjusted EBITDA, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures, or any other objective or subjective measures, as determined by the Administrator. The performance measures may be based on the employee’s business unit or the performance of the Company or our subsidiaries independently or as a whole, or a combination of the foregoing.
Deferrals.
The Administrator may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the grantee in connection with a grant under the Omnibus Plan. The Administrator will establish the rules and procedures applicable to any deferrals.
Adjustment Provisions.
If there is any change in the number or kind of shares of common stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value or (iv) by reason of any other extraordinary or unusual event affecting the outstanding shares of common stock as a class without our receipt of consideration, or if the value of outstanding shares of common stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the number of shares of common stock available for grants, the number of shares covered by outstanding grants, the kind of shares to be issued or transferred under the Omnibus Plan, and the price per share or the applicable market value of such grants shall be equitably adjusted by the Administrator to reflect any increase or decrease in the number, kind or value of issued shares of common stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.
Change of Control.
If a Change of Control (as defined in the Omnibus Plan) occurs where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other grants that remain outstanding will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).
In the event of a Change of Control, the Administrator may also take any of the following actions with respect to outstanding grants: (i) provide that all outstanding options and SARs will automatically accelerate and become exercisable, in whole or in part, (ii) provide that the restrictions and conditions on all outstanding stock awards will immediately lapse, in whole or in part, (iii) provide that grantees holding outstanding stock units, performance shares, dividend equivalents and other stock-based awards will receive payment in settlement of such award in an amount determined by the Administrator, (iv) require that grantees surrender their outstanding options and SARs in exchange for payment, in cash or shares of common stock as determined by the Administrator, in an amount equal to the amount (if any) by which the then fair market value subject to the grantee’s unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable, or (v) after giving grantees the opportunity to exercise their outstanding options and SARs, the Administrator may terminate any or all unexercised options and SARs at the time the Administrator determines appropriate.
No Repricing of Options or SARs.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may not, without stockholder approval, (i) amend the terms of outstanding options or SARs to reduce the exercise price of outstanding options or SARs; (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (iii) when the exercise price exceeds the fair market value of one share, cancel outstanding options or SARs in exchange for cash or other awards, or (iv) take any action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.
Amendment and Termination of the Omnibus Plan.
Our board of directors may amend or terminate the Omnibus Plan at any time, subject to stockholder approval if the approval is required under any applicable law, regulation, or stock exchange requirement. No amendment or termination of the Omnibus Plan shall, without the consent of the grantee, impair any rights or obligations under any grant previously made to the grantee, unless the right has been reserved. The Omnibus Plan will terminate on the tenth anniversary of its effective date, unless the Omnibus Plan is terminated earlier by our board of directors or is extended by our board of directors with the approval of the stockholders.
New Plan Benefits
Grants under the Omnibus Plan are discretionary and will depend on the fair market value of our shares of common stock at various future dates, so it is currently not possible to predict the number of shares of common stock that will be granted or who will receive grants under the Omnibus Plan after the 2020 Annual Meeting.
The last sales price of our common stock on May 5, 2020, was $9.65 per share.

Federal Income Tax Consequences
The Federal income tax consequences arising with respect to grants under the Omnibus Plan will depend on, among other things, the type of grant. The following provides only a general description of the application of federal income tax laws to grants under the Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to grantees under the Omnibus Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.
From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares of common stock. Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.
Exceptions to the general rules set forth above may arise under the following circumstances: (i) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture under section 83(b) of the Code); (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of the incentive stock option are held until the greater of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to grants to our principal executive officer, our principal financial officer or our three most highly compensated officers, not including those two officers, if and to the extent such compensation, along with any other compensation paid in the same year, exceeds $1 million; (iv) an award may be taxable to the recipient as ordinary income, with an additional 20% tax, at the time it becomes vested (even if the vesting date is prior to settlement of the award), if the award constitutes “deferred compensation” under section 409A of the Code, and the requirements of section 409A of the Code are not satisfied.
Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its principal executive officer, principal financial officer or any of its three other most highly compensated officers, in excess of $1,000,000 in any year. Under the Tax Cuts and Jobs Act enacted in December 2017, there is no longer an exclusion for performance-based compensation, whether pursuant to a plan such as the Omnibus Plan or otherwise.
We have the right to require that grantees pay to us an amount necessary to satisfy our federal, state or local tax withholding obligations with respect to grants under the Omnibus Plan. We may withhold from amounts payable under the Omnibus Plan or other compensation an amount necessary to satisfy tax withholding obligations. The Administrator may permit a grantee to satisfy the withholding obligation by having shares withheld from payment of a grant, provided that the number of shares withheld does not exceed the minimum applicable tax withholding for federal, state and local tax liabilities. The Administrator may permit a grantee to satisfy our withholding obligation that exceeds the minimum applicable withholding rate by transferring to us previously acquired shares of common stock.
Effective Date; Term
The Omnibus Plan was approved, and adopted by our board of directors on April 23, 2020 and will be effective on June 26, 2020, the date of the 2020 Annual Meeting, subject to the approval of the Omnibus Plan by our stockholders. No award will be granted under the Omnibus Plan on or after the tenth anniversary of the effective date of the Omnibus Plan. Any award outstanding under the Omnibus Plan at the time of termination will remain in effect until the award is exercised or has expired in accordance with its terms.
Vote Required for Approval
Assuming that a quorum is present at the annual meeting, the affirmative vote of holders of a majority of the total votes cast on this Proposal Three is required to approve the Omnibus Plan. Accordingly, neither a stockholder’s failure to vote in person or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.
Recommendation of the Board
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2020 OMNIBUS PLAN.

PROPOSAL FOUR
APPROVAL OF THE ESPP PROPOSAL
Overview
Our board has unanimously adopted the ESPP, subject to the approval of our stockholders of this proposal, authorizing the issuance of shares of our common stock. The purpose of the ESPP is to provide an incentive for our employees, and the employees of our subsidiaries that are designated by our Board of Directors as eligible, which we refer to as “designated subsidiaries,” by allowing them to purchase our common stock at a 15% discount from market value, subject to limits set by the Code and the ESPP.
Set forth below is a summary of the material terms of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached to this proxy statement/prospectus as Annex B. We urge our stockholders to read carefully the entire ESPP before voting on this proposal.
Summary of Material Terms of the ESPP
General.
The ESPP provides for the grant of options to purchase our common stock at a discount of up to 15% of the exercise price (determined as described below). The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Stockholder approval for the ESPP is required in order to comply with the requirements of Section 423 of the Code.
Shares Reserved under the ESPP
750,000 shares of our common stock are reserved for issuance under the ESPP. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.
Administration of the ESPP
The Compensation Committee of our board of directors will administer the ESPP. The ESPP vests the Compensation Committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP, and its decisions are final and binding upon all participants; however, our board may exercise that authority in lieu of the Compensation Committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act. The Compensation Committee is permitted to allocate and delegate its authority to amend the ESPP to certain other person or persons that it deems appropriate, subject to any limitations as the Compensation Committee may provide.
Participation in the ESPP
Employees of the Company and its designated subsidiaries on September 1, 2020 (or such earlier date as determined by the Compensation Committee) are eligible to participate in the ESPP as of that date if they have been employed by the Company or any of its subsidiaries for 90 days preceding that date and are scheduled to work at least 20 hours per week and more than five months per calendar year. Employees who do not satisfy the eligibility requirements as of the start of the first offering period, and individuals who become employees of the Company or its designated subsidiaries after the start of the first offering period, and are scheduled to work at least 20 hours per week and more than five months per calendar year, become eligible to participate in the ESPP after completing 90 days of employment with the Company or any of its subsidiaries. These eligible employees may become participants in the ESPP by completing an enrollment form and filing it with us.
Offerings under the ESPP
The ESPP generally is implemented through a series of 6-month-long offering periods, beginning on each January 1 and July 1. Shares of our common stock are available for purchase under the ESPP on the last date the national stock exchanges are open within each offering period. Thus, the exercise dates are the last days that the national stock exchanges are open in June and December during each offering period. On the first business day the national stock exchanges are open in each offering period, participants are granted the option to purchase shares of our common stock on the exercise date within that offering period.

No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy more than $25,000 worth of our common stock (based on the closing sale price per share reported on Nasdaq on the date the option is granted) in any calendar year. Finally, no participant may purchase more than 5,000 shares of our common stock on any one exercise date.
Plan Contributions
Except as otherwise authorized by the Compensation Committee, all contributions to purchase options under the ESPP shall be made only by after-tax payroll deductions or by direct after-tax contributions at the times and subject to the terms and conditions as the Compensation Committee may in its discretion determine. The enrollment form that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation (excluding certain forms of compensation such as bonuses), or if denominated in dollars, an amount not less than $5 and not more than $950 of their compensation on each payroll date during the offering period. A participant may not change or terminate his or her payroll deductions during an offering period, but may change the rate or amount of payroll deductions, or terminate participation in the ESPP, with respect to any future offering period, as long as a new enrollment form or withdrawal notice, as applicable, is timely submitted to the Company before the start of the next offering period (or other date as the Compensation Committee may specify). All contributions (that is, payroll deductions made) for a participant are credited to his or her bookkeeping account under the ESPP and deposited with our general funds.
Exercise Price
The exercise price per share at which shares are sold in an offering under the ESPP is 85% of the closing price on the exercise date. Participants pay the exercise price through accumulated payroll deductions or direct after-tax contributions made to the ESPP over the offering period.
Withdrawal from the ESPP
A participant may withdraw from participation in the ESPP effective as of the end of the offering period in which the participant completes and delivers to us a withdrawal notice, provided a withdrawal notice is timely submitted before the start of the next offering period. If a participant’s employment terminates for any reason prior to an exercise date, his or her participation in the ESPP will immediately terminate and any contributions the participant made under the ESPP will be returned.
After a participant withdraws, or is treated as having withdrawn, the participant is able to participate again in the ESPP as long as the participant timely completes a new enrollment form.
In addition, a participant may timely elect before the start of the next offering period to receive in cash any amounts still credited to his or her bookkeeping account after the exercise date that are insufficient to purchase a full share of common stock. Such an election will not be treated as a withdrawal from participation in the ESPP.
Restrictions on Transfer; No Stockholder Rights
No contribution or option granted under the ESPP is assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the ESPP. During the lifetime of a participant, an option is exercisable only by the participant. A participant does not have any interest or voting rights in shares of our common stock covered by his or her option until the option has been exercised. In addition, participants generally may not sell or transfer shares of common stock purchased under the ESPP for six months after the exercise date.
Duration, Termination, and Amendment of the ESPP
The ESPP will terminate following the last exercise date before the tenth anniversary of the date on which our board of directors approved the ESPP, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, our board of directors may terminate the ESPP earlier. The board of directors or the Compensation Committee may amend the ESPP at any time, but no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under

Section 423 of the Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. No amendment may be made to the ESPP without prior approval of the stockholders of the Company if the amendment would increase the number of shares reserved thereunder or materially modify the eligibility requirements.
Effect of Certain Corporate Events
Appropriate adjustment shall be made by the Compensation Committee of the number of shares of common stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.
In the event of a merger or a sale of all or substantially all of our assets, each option granted under the ESPP will be assumed or an equivalent option will be substituted by the successor corporation, unless the Compensation Committee accelerates the date on which the options may be exercised. In the event of our dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of the proposed action, unless the Compensation Committee determines otherwise.
New Plan Benefits
It is not currently possible to determine the dollar value and number of any additional plan benefits which will be received by or allocated to any of our executive officers, our current executive officers, as a group, or employees who are not executive officers, as a group, because participation in the ESPP and the rate of withholding is voluntary and determined by each eligible person in his or her sole discretion. The adoption of the ESPP will not result in any new benefits to the current directors who are not employees, as a group, including nominees for election as a director, because those persons are not eligible to participate in the ESPP.
The last sales price of our common stock on May 5, 2020 was $9.65 per share.
Federal Income Tax Consequences
Options granted under the ESPP are intended to qualify for favorable federal income tax treatment to our employees under Sections 421 and 423 of the Code. Employees should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.
Employee contributions are made on an after-tax basis and the exercise of an option will not be a taxable event to a participant. When a participant sells shares of common stock purchased under the ESPP, the sale would be taxable as follows:
•
if a participant disposes of shares purchased under the ESPP two years or more after the date of the beginning of the offering period in which the shares were acquired, and more than one year after the shares were purchased, the participant would recognize as ordinary income the lesser of (i) the excess of the fair market value of the shares on the date of sale over the price paid or (ii) the excess of the fair market value of the shares at the beginning of the offering period over the price paid. Additionally, the participant would recognize a long-term capital gain or loss, within the meaning of the Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus any amount taxed as ordinary income; or

•
if a participant disposes of shares purchased under the ESPP within two years after the date of the beginning of the offering period during which the shares were purchased, or within one year after the shares were purchased, the participant would recognize ordinary income equal to the excess of the fair market value of the shares on the purchase date over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss, within the meaning of the Internal Revenue Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus the amount taxed as ordinary income. If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss.

The Company will not receive an income tax deduction upon either the grant of the option or a participant’s exercise of the option, but generally does receive a deduction equal to the ordinary compensation income that the participant is required to recognize as a result of the disposition of the shares if the participant disposes of the shares within two years after the date of the beginning of the offering period during which the shares were acquired, or within one year after the shares are purchased. Under current law, no withholding of income tax or Federal Insurance Contributions Act tax is required.
Effective Date; Term
The ESPP was approved and adopted by the Board of Directors on April 23, 2020 and will be effective on June 26, 2020, the date of the 2020 Annual Meeting, subject to the approval of the ESPP by our stockholders. No award will be granted under the ESPP after the exercise date that ends immediately prior to the tenth anniversary of the effective date of the ESPP.
Vote Required for Approval
Assuming that a quorum is present at the annual meeting, the affirmative vote of holders of a majority of the total votes cast on this Proposal Four is required to approve the ESPP. Accordingly, neither a stockholder’s failure to vote in person or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.
Recommendation of the Board
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ESPP.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review of Related Party Transactions
In accordance with the charter for the Audit Committee of the Board of Directors, our Audit Committee reviews and approves in advance any proposed related person transactions. For purposes of these procedures, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
Our Board has also adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. In accordance with our Related Person Transactions Policy and Procedures, either the Audit Committee or the affirmative vote of a majority of directors who do not have a direct or indirect material interest in such related party transaction must review and approve all transactions in which (i) Intermex or one of its subsidiaries is a participant, (ii) the amount involved exceeds $120,000 and (iii) a related person has a direct or indirect material interest, other than transactions available to all employees of the Company generally.
In assessing a related party transaction brought before it for approval, the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Audit Committee may then approve or disapprove the transaction in its discretion.
Related Party Transactions
During the fiscal year ended December 31, 2019 and the fiscal year ended December 31, 2018, there was not, nor is there any currently proposed transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had, has or will have a direct or indirect material interest, other than as set forth in the sections herein captioned “Executive Compensation”, “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management”; in the sections captioned “The Merger”, “Tender Offer” and “Secondary Offering” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; or as disclosed below. In addition, please see the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for descriptions of risks that may arise as a result of these and other such relationships and related person transactions.
Loan from FinTech’s Sponsor
Prior to FinTech Acquisition Corp. II’s (“FinTech”) initial public offering (“IPO”), in order to finance organizational costs and other costs relating to the IPO, FinTech’s Sponsor, FinTech Investor Holdings II, LLC, committed to loan FinTech funds as may be required, to a maximum of $500,000. These loans were non-interest bearing, unsecured and payable on the earlier of June 30, 2017 or the consummation of the IPO. FinTech repaid an aggregate of $231,846 loans to FinTech’s Sponsor upon the consummation of the IPO or shortly thereafter.
In order to finance transaction costs in connection with an initial business combination, FinTech’s Sponsor committed to loan to FinTech funds as may be required up to a maximum of $1,100,000 (“Working Capital Loans”), which were to be repaid upon the consummation of an initial business combination. There were Working Capital Loans outstanding as of June 30, 2018 in the amount of $390,000 which were settled in cash on July 26, 2018, the closing date of the Merger (the “Closing Date”).
Registration Rights
On the Closing Date, the Company entered into the Registration Rights Agreement with certain of FinTech’s initial stockholders and certain of the Intermex stockholders, including entities affiliated with Messrs. Godfrey, Wender, Jahn, Paul, Rincon, and Lisy, Mr. Holstein, and four of our executives, Messrs. Lisy, Azcarate, Perez-Villareal and Nilsen, that provides certain registration rights with respect to the shares of the Company’s common stock. The Registration Rights Agreement requires the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders party to the Registration Rights Agreement as promptly as practicable upon request by Stella Point following the closing of the Merger. Two members of our Board, Messrs. Godfrey and Wender, are Managing Partners of Stella Point. Robert Jahn, also a member of our Board of

Directors, serves as a Managing Director of Stella Point. The Registration Rights Agreement also provides the stockholders party to the agreement the right (such right, the “Demand Registration Right”) to require the Company to effect one or more shelf registrations under the Securities Act, covering all or part of such stockholder’s common stock upon written request to the Company. Demand Registration Rights are available exclusively to Stella Point for the first 15 months after the closing of the Merger, and thereafter to certain other stockholders party to the Registration Rights Agreement. The Registration Rights Agreement additionally provides piggyback rights to the stockholders party to the Registration Rights Agreement, subject to customary underwriter cutbacks and issuer blackout periods. The Company also agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.
On August 23, 2019, pursuant to a waiver agreement among the Company, Fintech Investor Holdings II, LLC, and SPC Intermex Representative LLC (“SPC Intermex”), 394,793 shares of common stock held by FinTech Investor Holdings II, LLC were released from the lock-up restrictions in the Stockholders Agreement and transferred to certain members of FinTech Investor Holdings II, LLC. In accordance with this waiver agreement, an additional 394,785 shares of common stock held by FinTech Investor Holdings II, LLC were released from the lock-up restrictions in the Stockholders Agreement on October 15, 2019.
Further, on August 23, 2019, the Company, Fintech Investor Holdings II and SPC Intermex also executed a separate waiver pursuant to which the parties waived the requirement in the Registration Rights Agreement that certain transferees be bound by contractual lock-up provisions in connection with the first sale of registrable securities under the Registration Rights Agreement.
On September 11, 2019, the Company entered into an underwriting agreement with certain selling stockholders, including entities affiliated with Messrs. Godfrey, Wender, Jahn, Paul, Rincon, and several underwriters relating to the underwritten public offering of 5,217,392 shares of the Company’s common stock, at a price to the public of $12.75 per share. Also, the underwriters purchased 782,608 additional shares of common stock at the same price as the initial shares under a 30-day option period granted by the selling stockholders. The closing of the offering occurred on September 16, 2019. The Company did not receive any proceeds from these sales of common stock. The selling stockholders received all of the proceeds of the underwritten offering.
Shareholders Agreement
On the Closing Date of the Merger, the Company entered into an agreement by and between certain stockholders (the “Shareholders Agreement”), including entities affiliated with Messrs. Godfrey, Wender, Jahn, Paul and Lisy, and four of our executives, Messrs. Lisy, Azcarate, Perez-Villareal and Nilsen. Pursuant to the Shareholders Agreement, for so long as Intermex legacy stockholders party thereto hold, in the aggregate, at least 10% of the total outstanding shares of the Company’s common stock, SPC Intermex will be entitled to designate eight individuals for election to the Company’s Board of Directors of which at least three designees must qualify as an “independent director” under the Exchange Act and Nasdaq rules. Following such times as the collective ownership of such Intermex legacy stockholders is less than 10% of the outstanding shares of the Company’s common stock, SPC Intermex will be entitled to designate one person for election to the Company’s Board of Directors, which designation right will lapse at such time as the Intermex legacy stockholders’ collective ownership is less than 5% of the outstanding shares of the Company’s common stock. Pursuant to the Shareholders Agreement, all of the stockholders party thereto, are required to vote their shares of the Company’s common stock subject to the Shareholders Agreement as set forth therein for the director nominees designated thereunder. In addition, for so long as FinTech’s initial stockholders that are party to the Shareholders Agreement collectively own more than 5% of the Company’s outstanding common stock, FinTech Investor Holdings II, LLC, as representative, is entitled to designate one person as a non-voting observer to the Company’s Board of Directors. Certain parties to the Shareholders Agreement also agreed to a lock-up provision restricting the stockholders party thereto from transferring their shares of the Company’s common stock subject to the terms of the Shareholders Agreement as set forth therein, subject to limited exceptions, which expired in September of 2019. See “Risk Factors - Because Stella Point controls a significant percentage of our common stock, it may influence our major corporate decisions and its interests may conflict with the interests of other holders of our common stock” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information regarding the Shareholders Agreement.

Management Agreement
During the period of fiscal year 2018 prior to the Merger, the Company paid a monthly management fee of $65,000, plus reimbursement of expenses, to Stella Point for certain management services. Upon consummation of the Merger, on the Closing Date, the management fee agreement with Stella Point was terminated, and a one-time termination fee of $1.6 million was paid to Sella Point in connection with the Merger. Two members of our Board, Messrs. Godfrey and Wender, are Managing Partners of Stella Point. Robert Jahn, also a member of our Board of Directors, serves as a Managing Director of Stella Point.
OWNERSHIP OF SECURITIES
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock as of May 5, 2020 by: (a) each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own 5% or more of our shares of common stock, (b) each of our directors and each of our NEOs, and (c) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all of the common stock owned by them.
Unless otherwise provided, beneficial ownership of common stock of the Company is based on 38,034,711 shares of common stock of the Company issued and outstanding as of May 5, 2020.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.
Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned(2)
Directors and Executive Officers:(3)
Robert Lisy(4)	1,998,535	5.2%
Tony Lauro II(5)	49,579	*
Randall D. Nilsen(6)	228,422	*
Joseph Aguilar	—	—
Adam Godfrey(7)	8,305,826	21.8%
Kurt Holstein(8)	90,148	*
Robert Jahn	—	—
Michael Purcell(9)	11,680	*
Christopher Lofgren(10)	17,900	*
Stephen Paul	—	—
John Rincon(11)	1,202,016	3.2%
Justin Wender(7)	8,305,826	21.8%
All directors and executive officers as a group (14 individuals)	12,467,979	32.4%

Five Percent Holders:
Robert Lisy(4)	1,998,535	5.2%
SPC Intermex, LP (12)	8,305,826	21.8%
Parties to the Shareholders Agreement(13)	12,454,094	32.4%
Wellington Management Group LLP(14)	3,316,220	8.7%
BlackRock, Inc.(15)	1,989,745	5.2%
Nantahala Capital Management, LLC(16)	2,512,521	6.6%
Steamboat Capital Partners, LLC(17)	2,590,609	6.8%
Steamboat Capital Partners GP, LLC(17)	1,948,101	5.1%
*	Less than 1 percent.

(1)
For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2)
In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of common shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges, exercisable within 60 days of May 5, 2020, held by such individual or group, but are not deemed outstanding by any other person or group.

(3)	Unless otherwise noted, the business address of each of the directors and executive officers is 9480 South Dixie Highway, Miami, Florida 33156.
(4)
Includes (i) 438,531 shares held by Hawk Time Enterprises, LLC, a Delaware limited liability company (“Hawk Time”), (ii) 1,262,529 shares held by the Robert Lisy Family Revocable Living Trust (the “Lisy Trust”) and (iii) 297,475 shares held by Mr. Lisy, representing shares issuable upon exercise of options that are exercisable as of May 5, 2020. Mr. Lisy is the sole manager of Hawk Time and sole trustee of the Lisy Trust. Excludes shares held by other parties to the Shareholders Agreement with which Hawk Time, the Lisy Trust or Mr. Lisy may be deemed to share beneficial ownership by virtue of voting provisions of such agreement. The ownership information set forth herein is based in its entirety on the information contained in the Schedule 13D, as amended, filed with the SEC on September 18, 2019 by Hawk Time, the Lisy Trust and Mr. Lisy. Based on the Schedule 13D, as amended, each of Hawk Time, the Lisy Trust and Mr. Lisy is the beneficial owner of an aggregate of 14,792,858 shares with shared voting power over 14,792,858 shares and sole dispositive power over 1,701,060 shares.

(5)	Includes 49,579 shares issuable upon exercise of options that are exercisable as of May 5, 2020.
(6)	Includes 57,500 shares issuable upon exercise of options that are exercisable as of May 5, 2020.
(7)
Includes 8,305,826 shares held by SPC Intermex, LP, whose general partner is SPC Intermex GP, LLC. Stella Point Capital (“Stella Point”) is the sole manager of SPC Intermex GP, LLC, and Messrs. Godfrey and Wender are Managing Partners of Stella Point and as a result of their position they may be deemed to be the beneficial owner of those shares. Messrs. Godfrey and Wender serve on the Board of Directors of the Company as representatives of Stella Point. Excludes shares held by other parties to the Shareholders Agreement with which Messrs. Godfrey and Wender may be deemed to share beneficial ownership by virtue of voting provisions of such agreement. The ownership information set forth herein is based in its entirety on the material contained in Schedule 13D, as amended, dated September 18, 2019, filed with the SEC by Messrs. Godfrey and Wender, along with certain other filing parties. Based on the Schedule 13D, as amended, Messrs. Godfrey and Wender are each the beneficial owner of an aggregate of 14,792,858 shares with shared voting power over 14,792,858 shares and sole dispositive power over 8,305,826 shares. Messrs. Godfrey and Wender disclaim beneficial ownership of any shares of common stock held by SPC Intermex, LP. The address for Messrs. Godfrey and Wender is c/o Stella Point Capital LLC, 444 Madison Ave., 25th Floor, New York, New York 10022.

(8)
Mr. Holstein, who owns 85,531 shares on a personal basis, currently serves on the Board of Directors of the Company. Includes 4,617 shares deliverable within 30 days after vesting of restricted stock units on June 26, 2020.

(9)
Mr. Purcell, who owns 7,063 shares on a personal basis, currently serves on the Board of Directors of the Company. Includes 4,617 shares deliverable within 30 days after vesting of the restricted stock units on June 26, 2020.

(10)
Mr. Lofgren, who owns 17,900 shares on a personal basis, currently serves on the Board of Directors of the Company. Excludes 5,102 shares of which are deliverable within 30 days after vesting of restricted stock units on October 7, 2020.

(11)
Includes (i) 7,064 shares held by Mr. Rincon, (ii) 1,005,288 shares held by Latin American Investment Holdings, Inc. and (iii) 180,431 shares held by Rincon Capital Partners, LLC. Mr. Rincon owns 100% of Latin American Investment Holdings, Inc. (“LAIH”) and jointly owns Rincon Capital Partners, LLC (“Rincon LLC”). Includes 4,617 shares of which are deliverable to Mr. Ricon within 30 days after vesting of restricted stock units on June 26, 2020. Mr. Rincon owns 100% of LAIH and jointly owns Rincon LLC and is its managing member.

(12)
Includes 8,305,826 shares held by SPC Intermex, LP and excludes shares of common stock held by other parties to the Shareholders Agreement with which SPC Intermex, LP and associated entities may be deemed to share beneficial ownership by virtue of voting provisions of such agreement. The ownership information set forth herein is based in its entirety on the information contained in the Schedule 13D, as amended, filed with the SEC on September 18, 2019 by SPC Intermex, LP, SPC Intermex GP, LLC and Stella Point, along with certain other filing parties. Based on the Schedule 13D, as amended, SPC Intermex, LP is the beneficial owner of an aggregate of 14,792,858 shares with shared voting power over 14,792,858 shares and shared dispositive power over 8,305,826 shares. The general partner of SPC Intermex, LP is SPC Intermex GP, LLC and Stella Point is the sole manager of SPC Intermex GP, LLC. Messrs. Godfrey and Wender are the Managing Partners of and jointly control Stella Point. SPC Intermex GP, LLC, Stella Point, and Messrs. Godfrey and Wender may be deemed to share beneficial ownership of the shares held of record by SPC Intermex, LP, but disclaim beneficial ownership of such shares. See “Risk Factors - Because Stella Point controls a significant percentage of our common stock, it may influence our major corporate decisions and its interests may conflict with the interests of other holders of our common stock” of our Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address for SPC Intermex, LP is c/o Stella Point Capital LLC, 444 Madison Ave., 25th Floor, New York, New York 10022.

(13)
Includes shares held by each of the parties to the Shareholders Agreement. Based on the Schedule 13D, as amended, filed with the SEC on September 18, 2019, each of the parties to the Shareholders Agreement are deemed by Rule 13d-5(b)(1) of the Exchange Act to have shared voting power over all of the 14,792,858 shares subject to the Shareholders Agreement. The parties named in the Shareholders Agreement are: International Money Express, Inc., SPC Intermex Representative LLC, SPC Intermex, LP, C.A.R. Holdings, Hawk Time, Lisy Trust, Robert Lisy, Darrell Ebbert, Jose Perez-Villareal, Eduardo Azcarate, William Velez, Randall Nilsen, DGC Family FinTech Trust, Daniel Cohen, Betsy Cohen, Swarthmore Trust of 2016, James J. McEntee, III, Hepco Family Trust, Jeremy Kuiper, Shami Patel, Plamen Mitrikov, FinTech Investor Holdings II, LLC (Sponsor), Cohen Sponsor Interests II, LLC, and Solomon Cohen. The ownership information set forth herein is based on the information contained in the Schedule 13D, as amended, filed with the SEC on September 18, 2019 by the parties to the Shareholders Agreement, as well as Forms 4 filed with the SEC by certain parties to the Shareholders Agreement subsequent to September 18, 2019. The address for each of the parties to the Shareholders Agreement is set forth on the Schedule 13D, as amended.

(14)
Based solely on the information contained in the Schedule 13G filed with the SEC on January 28, 2020 as jointly filed by Wellington Management Group LLP (“WMG”), Wellington Group Holdings LLP (“WGH”), Wellington Investment Advisors Holdings LLP (“WIAH”) and Wellington Management Company LLP (“WMC” and collectively with WMG, WGH and WIAH, the “Wellington Group”), each of WMG, WGH and WIAH is the beneficial owner of 3,316,220 shares with shared voting and shared dispositive power over all of such shares, and WMC is the beneficial owner of 3,281,109 shares with shared voting and shared dispositive power over all of such shares. The shares were acquired by the following subsidiaries of WMG, as the parent holding company of certain holding companies and investment advisors: WGH, Wellington Investment Advisors LLP, Wellington Management Global Holdings, Ltd., WMC, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, and Wellington Management Australia Pty Ltd. The address for the Wellington Group is c/o Wellington Management Company LLP 280 Congress Street, Boston, MA 02210.
(15)
Based solely on the information contained in the Schedule 13G filed with the SEC on February 7, 2020 by BlackRock, Inc. (“BlackRock”), BlackRock is the beneficial owner of 1,989,745 shares with sole voting power over 1,874,751 shares and sole dispositive power over 1,989,745 shares. The shares were acquired by the following subsidiaries of BlackRock: BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

(16)
Based solely on the information contained in the Schedule 13G, as amended, jointly filed with the SEC on February 13, 2020 by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Daniel Mack, Nantahala may be deemed to be the beneficial owner of 2,512,521 shares with shared voting and shared dispositive power over all of such shares. As the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of such shares. The address for each of Nantahala and Messrs. Harkey and Mack is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(17)
Based solely on the information contained in the Schedule 13D, as amended, jointly filed with the SEC on March 24, 2020 by Steamboat Capital Partners, LLC (“Steamboat”), Parsa Kiai, Steamboat Capital Partners GP, LLC (“Steamboat GP”), Steamboat Capital Partners Master Fund, LP (“Steamboat Master”) and Steamboat Capital Partners II, LP (“Steamboat II”), Steamboat may be deemed to be the beneficial owner of 2,590,609 shares with sole voting power over 2,590,609 shares and sole dispositive power over 2,360,483 shares; Parsa Kiai may be deemed to be the beneficial owner of 2,590,609 shares with sole voting power over 2,590,609 shares and sole dispositive power over 2,360,483 shares; Steamboat GP may be deemed to be the beneficial owner of 1,948,101 shares with sole voting and sole dispositive power over all of such shares; Steamboat Master beneficially owns 1,912,305 shares with sole voting and sole dispositive power over all of such shares; and Steamboat II beneficially owns 35,796 shares with sole voting and sole dispositive power over all of such shares. Steamboat (as the portfolio manager for its clients, including Steamboat Master and Steamboat II), Steamboat GP (as the general partner of Steamboat Master and Steamboat II) and Mr. Kiai (as the managing member of Steamboat and Steamboat GP), may be deemed to be the beneficial owner of such shares beneficially owned by Steamboat Master, Steamboat II and Steamboat, as applicable. The address for each of Steamboat, Steamboat GP, Steamboat II and Parsa Kiai is 420 Lexington Avenue, Suite 2300, New York, NY 10170. The address for Steamboat Master is 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands, KY1-9005.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Specific due dates for these reports have been established, and the Company is required to report any failure to comply therewith during the fiscal year ended December 31, 2019. To our knowledge, based solely on a review of the reports filed electronically with the SEC during the registrant’s most recent fiscal year and, where applicable, written representations that no other reports were required, all Section 16(a) filing requirements were complied with in a timely manner during the fiscal year ended December 31, 2019, except that FinTech Investor Holdings II, LLC filed one late Form 4 with respect to one transaction, Joseph Aguilar filed one late Form 4 with respect to one transaction and Amanda J. Abrams filed one late Form 3 with respect to one transaction.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the integrity of Intermex’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, and the qualifications, independence and performance of our independent registered public accounting firm.
The management of Intermex is responsible for establishing and maintaining internal controls and for preparing Intermex’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
•	Reviewed and discussed the audited consolidated financial statements with Intermex management and with BDO USA, LLP, Intermex’s independent registered public accounting firm;
•	Discussed with BDO USA, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
Received the written disclosures and the letter from BDO USA, LLP pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP their independence.

Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Intermex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Michael Purcell Kurt Holstein John Rincon

OTHER MATTERS
Intermex knows of no other matters to be submitted at the 2020 Annual Meeting. If any other matters properly come before the 2020 Annual Meeting, it is the intention of the persons named in the proxy card as proxies to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.
It is important that your shares be represented at the 2020 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided or vote your proxy by Internet or through the telephone, pursuant to the instructions provided on your proxy card or voting instruction form, as applicable.
YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS ENCOURAGES
YOU TO SUBMIT YOUR VOTE AS SOON AS POSSIBLE.
THE BOARD OF DIRECTORS

Miami, Florida May 15, 2020

ANNEX A
INTERNATIONAL MONEY EXPRESS, INC. 2020
OMNIBUS EQUITY COMPENSATION PLAN
1.	Purpose
The purpose of the Plan is to provide (i) employees of the Company or an Affiliate of the Company, (ii) any individual who provides services to the Company or an Affiliate of the Company, and (iii) members of the Board, with the opportunity to receive grants of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. The Company believes that the Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.
2.	Definitions
Whenever used in this Plan, the following terms will have the respective meanings set forth below:
(a) “Administrator” means the Committee and any delegate of the Committee that is appointed in accordance with Section 3, except that the Board shall be the Administrator with respect to Grants to Non-Employee Directors.
(b) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.
(c) “Board” means the Company’s Board of Directors as constituted from time to time.
(d) “Change of Control” means the first to occur of any of the following events:
(i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company, taken as a whole, to any Person other than any one or more Qualified Affiliates;
(ii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d- 5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Company, other than an acquisition by one or more Qualified Affiliates; or
(iii) directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.
(e) “Code” means the Internal Revenue Code of 1986, as amended.
(f) “Company” means International Money Express, Inc., a Delaware corporation, formerly known as FinTech Acquisition Corp. II.
(g) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.
(h) “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.
(i) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Stock, Performance Shares or Stock Units subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Administrator) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date. Dividend Equivalents shall be payable only in accordance with Section 12.

(j) “Effective Date” of the Plan means June 26, 2020, the date of the Company’s 2020 annual meeting of stockholders or such other date to which such meeting may be adjourned, subject to the requisite approval of the Company’s stockholders of the Plan at such meeting.
(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l) “Fair Market Value” of Stock is (i) if the Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Stock is a national securities exchange, the last reported sale price during regular trading hours on the relevant date or, if there were no trades on that date, the last reported sale price during regular trading hours on the latest preceding date upon which a sale was reported, or (B) if the Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Stock on the relevant date, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Administrator determines, or (ii) if the Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.
(m) “Grant” means an Option, SAR, Stock Unit, Performance Share, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(n) “Grant Instrument” means the written (including electronic) agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.
(o) “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.
(p) “Non-Employee Director” means a non-employee director of the Company as defined by Rule 16b-3 under the Exchange Act.
(q) “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.
(r) “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.
(s) “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Administrator.
(t) “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10, 11 and 12), as described in Section 13.
(u) “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of the Company.
(v) “Participant” means an employee of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company, and is selected by the Administrator to receive a Grant under the Plan.
(w) “Performance Shares” means an award of phantom shares, representing one or more shares of Stock, as described in Section 10.
(x) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, or unincorporated association, and any fiduciary acting in such capacity on behalf of any of the foregoing.
(y) “Plan” means this International Money Express, Inc. 2020 Omnibus Equity Compensation Plan, as in effect from time to time.
(z) “Prior Plan” means the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan, as in effect on the Effective Date.
(aa) “Qualified Affiliate” means (i) any Person that is part of a controlled group or under common control with the Company; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any executive officer (as defined by Rule 16a-1(f) of the Exchange Act) of the Company. For purposes of this definition, “controlled by” shall mean possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
(bb) “Stock” means the common stock, par value $0.0001, of the Company or such other securities of the Company as may be substituted for Stock pursuant to Sections 5(d) or 18.
(cc) “SAR” means an award of a stock appreciation right, as described in Section 8.
(dd) “Stock Award” means an award of Stock, as described in Section 11.
(ee) “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.
(ff) “Subsidiary” means any entity in which the Company has a greater than 50% ownership interest. For purposes of Sections 7(c), (d) and (h), “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of the Company.
(gg) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 17.
3. Administration
(a) The Plan shall be administered by the Administrator. The Administrator shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 20, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for Grants under the Plan (including with respect to local laws), and (vi) deal with any other matters arising under the Plan.
(b) The Administrator shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Administrator’s interpretations of the Plan and all determinations made by the Administrator pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(c) The Administrator, in its discretion, may delegate to one or more officers of the Company all or part of the Administrator’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and the Administrator’s prior delegation. Any delegation by the Administrator pursuant to this Section shall be subject to such conditions and limitations as may be determined by the Administrator and shall be subject to and limited by applicable law or regulation, including without limitation the rules and regulations of Nasdaq or such other securities exchange on which the Stock is then listed.
4. Grants
Grants under the Plan may consist of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Administrator deems appropriate and as are specified in writing by the Administrator in separate guidelines or to the individual in the Grant Instrument or an amendment to the guidelines or Grant Instrument. The Administrator shall approve the form and provisions of each Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgment, in writing or by acceptance of the Grant, that all decisions and determinations of the Administrator shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.
5. Shares of Stock Subject to the Plan
(a) Shares Authorized. Subject to adjustment and share counting as described below, a total of 3,650,000 shares of Stock shall be authorized for issuance in settlement of Grants under the Plan less one (1) share for every one (1) share issued in respect of awards granted under the Prior Plan after March 1, 2020 and prior to the Effective Date. After the Effective Date, no awards may be granted under the Prior Plan. The shares may be authorized but unissued shares of Stock or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan.
(b) Share Counting. For administrative purposes, when the Administrator makes a Grant payable in Stock, the Administrator shall reserve shares of Stock equal to the maximum number of shares of Stock that may be payable under the Grant (or with respect to performance-vesting awards, based on the level of achievement deemed appropriate by the Committee in its discretion). If and to the extent Options or SARs granted under the Plan (or options or stock appreciation rights granted under the Prior Plan after March 1, 2020) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards granted under the Plan (or stock awards, stock units, performance shares, dividend equivalents or other stock-based awards granted under the Prior Plan after March 1, 2020) are forfeited or terminated, or otherwise are not settled in full, the shares subject to such Grants (or grants under the Prior Plan after March 1, 2020, as applicable) which have not been issued shall again be available for purposes of the Plan. Shares of Stock tendered (either physically or by attestation) or withheld by the Company in payment of the Option Price of an Option or base amount of a SAR (or the option price of an option or base amount of a stock appreciation right granted under the Prior Plan after March 1, 2020) or tendered (either physically or by attestation) or withheld by the Company for purposes of satisfying the Employer’s tax withholding obligations with respect to Grants under the Plan (or grants under the Prior Plan after March 1, 2020) shall not be available for re-issuance or transfer under the Plan. Upon the exercise of an Option (or an option granted under the Prior Plan after March 1, 2020) through the withholding of shares or upon the exercise of a SAR (or a stock appreciation right granted under the Prior Plan after March 1, 2020), then both for purposes of calculating the number of shares of Stock remaining available for Grant under the Plan and the number of shares of Stock remaining available for exercise under the Option or SAR (or option or stock appreciation right granted under the Prior Plan after March 1, 2020), the number of such shares shall be reduced by the gross number of shares for which the Option or SAR (or option or stock appreciation right granted under the Prior Plan after March 1, 2020) is exercised. To the extent that any Grants are settled in cash and not shares of Stock, such Grants shall not count against the share limits in subsection (a) above. For the avoidance of doubt, if shares of Stock are repurchased on the open market with the proceeds of the exercise price of Options, such shares may not again be made available for issuance in settlement of a Grant under the Plan. All Grants under the Plan, other than Dividend Equivalents, shall be expressed in shares of Stock. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payment relates.
(c) Non-Employee Director Limit. The aggregate Fair Market Value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Grants to any Non-Employee Director during any single calendar year, plus the total cash compensation paid to such Non-Employee Director for services rendered for such calendar year, shall not exceed $500,000. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned (or in the case of Grants, the year in which the Grant is made), and not when paid or settled if later.
(d) Adjustments. If there is any change in the number or kind of shares of Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the number of shares covered by outstanding Grants, the kind of shares to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Administrator, in such manner as the Administrator deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company, the provisions of Section 18 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Administrator shall be final, binding and conclusive.
6. Eligibility for Participation
Any employee of the Company or an Affiliate of the Company, any member of the Board and any individual who provides services to the Company or an Affiliate of the Company is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate of the Company. Grants will be made only to persons who are employees, directors, consultants or advisors of the Company for purposes of Form S-8 registration under the Securities Act of 1933, as amended. Options and SARs may be granted only to persons who perform direct services to the Company on the Date of Grant, as determined under section 409A of the Code.
7. Options
(a) General Requirements. The Administrator may grant Options to a Participant upon such terms and conditions as the Administrator deems appropriate under this Section 7.
(b) Number of Shares. The Administrator shall determine the number of shares of Stock that will be subject to each Grant of Options to Participants.
(c) Type of Option and Price.
(i) The Administrator may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Nonqualified Stock Options may be granted to any Participant.
(ii) The Option Price shall be determined by the Administrator and may be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to any person who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.
(d) Option Term. The Administrator shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any Subsidiary, may not have a term that exceeds five years from the Date of Grant.
(e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Administrator and specified in the Grant Instrument. The Administrator may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing service to, the Company, an Affiliate or another entity as designated in the Grant Instrument. The Administrator shall specify in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company or its designated agent. The Participant shall pay the

Option Price and any withholding taxes for the Option (i) in cash or by certified check, (ii) with the approval of the Administrator, by withholding shares of Stock subject to the Option, by delivering shares of Stock owned by the Participant or by attestation (on a form prescribed by the Administrator) to ownership of shares of Stock (in each case, such shares of Stock shall have an aggregate Fair Market Value on the date of exercise equal to the Option Price), (iii) in cash, on the T+2 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Administrator depending on the type of payment being made.
(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. The maximum aggregate number of shares of Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 3,650,000 shares, subject to reduction in the same manner as described in Section 5(a) and adjustment as provided in Section 5(d).
8. SARs
(a) General Requirements. The Administrator may grant SARs to any Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).
(b) Terms of SARs. The Administrator shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or any time thereafter while the Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Administrator will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable. The term of SARs shall not exceed ten years from the Date of Grant.
(c) Base Amount. The Administrator shall establish the base amount of the SAR at the time the SAR is granted. The base amount shall not be less than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant.
(d) Payment With Respect to SARs. The Administrator shall determine whether the appreciation in an SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Administrator deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.
(e) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.
9. Stock Units
(a) General Requirements. The Administrator may grant Stock Units to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company’s records for purposes of the Plan.
(b) Terms of Stock Units. The Administrator may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Grant Instrument shall specify the maximum number of shares that shall be paid under the Stock Units.
(d) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.
(e) Rights of Holders of Stock Units. A Participant receiving Stock Units shall not possess any rights of a stockholder with respect to such Stock Units, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Stock Units that are unvested shall become payable and be settled only if, when and to the extent, such Stock Units vest; the value of any Dividend Equivalents payable with respect to Stock Units that do not vest shall be forfeited.
10. Performance Shares
(a) General Requirements. The Administrator may grant Performance Shares to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 10. Each Performance Share shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock, if specified performance goals are met. All Performance Shares shall be credited to accounts on the Company’s records for purposes of the Plan.
(b) Terms of Performance Shares. The Administrator shall establish the performance goals and other conditions for payment of Performance Shares. Performance Shares may be paid at the end of a specified performance or other period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Performance Shares to be granted and the requirements applicable to such Performance Shares.
(c) Payment With Respect to Performance Shares. Payment with respect to Performance Shares shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Administrator may establish in the Grant Instrument a target amount to be paid under a Performance Share based on achievement of the performance goals.
(d) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Performance Shares after termination of the Participant’s employment or service, and the circumstances under which Performance Shares may be forfeited.
(e) Rights of Holders of Performance Shares. A Participant receiving Performance Shares shall not possess any rights of a stockholder with respect to such Performance Shares, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Performance Shares that are unvested shall become payable and be settled only if, when and to the extent, such Performance Shares vest; the value of any Dividend Equivalents payable with respect to Performance Shares that do not vest shall be forfeited.
11. Stock Awards
(a) General Requirements. The Administrator may issue or transfer shares of Stock to a Participant under a Stock Award, upon such terms and conditions as the Administrator deems appropriate under this Section 11. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Administrator. The Administrator may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Administrator deems appropriate, including restrictions based upon the achievement of specific performance goals.
(b) Number of Shares. The Administrator shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.
(c) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 17. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Administrator may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.
(e) Right to Vote and to Receive Dividends. The Administrator shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions. Notwithstanding the foregoing, any dividend rights with respect to Stock Awards that are subject to restrictions shall become payable and be settled only if, when and to the extent, all restrictions on such Stock Awards have lapsed; the value of any dividends payable with respect to Stock Awards for which restrictions do not lapse shall be forfeited.
12. Dividend Equivalents
(a) General Requirements. When the Administrator makes a Grant under the Plan, other than an Option or SAR, the Administrator may grant Dividend Equivalents in connection with such Grants, under such terms and conditions as the Administrator deems appropriate under this Section 12. All Dividend Equivalents shall be credited to accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Administrator. Unless otherwise specified in the Grant Instrument, Dividend Equivalents will not accrue interest. The Administrator may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Notwithstanding the foregoing, Dividend Equivalents credited in connection with a Grant shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Grant with respect to which such cash, stock or other property has been distributed and shall be settled only if, when and to the extent, such Grant vests; the value of any Dividend Equivalent amounts payable with respect to a Grant that does not vest shall be forfeited.
(b) Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Administrator.
13. Other Stock-Based Awards
The Administrator may grant other awards that are cash-based or based on, measured by or payable in Stock to Participants, on such terms and conditions as the Administrator deems appropriate under this Section 13. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Administrator in the Grant Instrument. A Participant receiving Other Stock-Based Awards shall not possess any rights of a stockholder with respect to such Other Stock-Based Awards, unless otherwise provided in a Grant Instrument. Any Dividend Equivalents granted pursuant to Section 12 with respect to Other Stock-Based Awards that are unvested shall become payable and be settled only if, when and to the extent, such Other Stock-Based Awards vest; the value of any Dividend Equivalents payable with respect to Other Stock-Based Awards that do not vest shall be forfeited.
14. Performance-Vested Grants
(a) Designation as Performance-Vested Grants. Notwithstanding any other provision of the Plan, the Administrator may determine that Options, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock Based Awards granted to an Employee may contain vesting conditions based on the achievement of performance goals, as described in this Section 14.
(b) Performance Goals. When Options, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that have performance-based vesting conditions (“Performance-Vested Grants”) are granted, the Administrator shall establish in writing (i) the performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the Plan, including, in the Administrator’s discretion, any vesting conditions in addition to the performance-related goals.

(c) Criteria Used for Performance Goals. The Administrator may use performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, adjusted EBITDA, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures or any other objective or subjective measures, as determined by the Administrator. The performance goals may relate to the Participant’s business unit or the performance of the Company, a Subsidiary, or the Company and its Subsidiaries as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.
(d) Timing of Establishment of Goals. The Administrator shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than 90 days after the beginning of the performance period, provided that the outcome is substantially uncertain at the time the criteria are established.
(e) Determination of Results. The Administrator shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Instrument, provided that the Administrator may adjust such payment in their sole discretion.
(f) Death, Disability or Other Circumstances. The Administrator may provide in the Grant Instrument the extent to which Performance-Vested Grants shall be vested, held, continued and/or payable in the event of the Participant’s death or disability, termination of employment, or a Change of Control.
15. Deferrals
The Administrator may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any Grant. The Administrator shall establish rules and procedures for such deferrals. Any deferrals under the Plan shall be intended to comply with the requirements of section 409A of the Code, and any corresponding regulations and guidance.
16. Withholding of Taxes
(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Participant or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b) Election to Withhold Shares. If the Administrator so permits, a Participant may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate (or such other rate that will not trigger a negative accounting impact) for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Administrator may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to the Company shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company. The elections described in this subsection (b) must be in a form and manner prescribed by the Administrator and may be subject to the prior approval of the Administrator.
17. Transferability of Grants
(a) In General. Except as provided in this Section 17, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Administrator, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Administrator may provide in a Grant Instrument that a Participant may transfer Nonqualified Stock Options to family members of the Participant, one or more trusts in which family members of the Participant have more than 50% of the beneficial interest, foundations in which family members of the Participant (or the Participant) control the management of assets, or any other entity in which family members of the Participant (or the Participant) own more than 50% of the voting interests, consistent with applicable securities laws, according to such terms as the Administrator may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.
18. Consequences of a Change of Control
(a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).
(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Administrator may take any of the following actions with respect to any or all outstanding Grants: the Administrator may (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (iii) determine that Participants holding Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards shall receive a payment in settlement of such Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards in an amount determined by the Administrator, (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Stock, as determined by the Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of SARs, as applicable, or (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Administrator deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Administrator may specify. The Administrator shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).
19. Requirements for Issuance of Shares
No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Stock have been complied with to the satisfaction of the Administrator. The Administrator shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
20. Amendment and Termination of the Plan
(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code, applicable laws and stock exchange requirements, or as required by Section 21(b) below. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Instrument, or except as provided in Section 21(b) below.

(b) No Repricing Without Stockholder Approval. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may not, without stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise or base price of such outstanding Options or SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or base price that is less than the exercise price of the original Options or SARs, (iii) when the exercise or base price exceeds the Fair Market Value of one share of Stock, cancel outstanding Options or SARs in exchange for cash or other awards, or (iv) take any action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Stock are traded.
(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the date of the adoption of the Plan by the Board. The termination of the Plan shall not impair the power and authority of the Administrator with respect to an outstanding Grant.
21. Miscellaneous
(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Administrator to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Administrator may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Administrator shall prescribe the provisions of the substitute Grants. Substitute Grants shall not reduce the shares authorized for Grant under the Plan, nor shall shares subject to a substitute Grant be added to the shares available for Grants under the Plan under Section 5(b). Additionally, in the event that an entity acquired by the Company or with which the Company combines its shares or other equity interests available under a pre-existing plan approved by its equity holders and not adopted in contemplation of such acquisition or combination, the shares or other equity interests available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Grants under the Plan and shall not reduce the shares authorized for grant under the Plan (and shares or other equity interests subject to such Grants shall not be added to the shares available for Grants under the Plan as provided in Section 5(b)); provided that Grants using such available shares or other equity interests shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were providing services to the acquired entity and not providing services to the Company prior to such acquisition or combination.
(b) Compliance with Law.
(i) The Plan, the exercise of Options or SARs and the obligations of the Company to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants comply with the applicable provisions of sections 409A and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 409A or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 409A or 422 of the Code, that Plan provision shall cease to apply. The

Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Administrator may also adopt rules regarding the withholding of taxes on payments to Participants. The Administrator may, in its sole discretion, agree to limit its authority under this Section.
(ii) The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I)distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.
(iii) Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if and to the extent required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Administrator or its delegate in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.
(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither the Company nor any other Employer shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Employer and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Employer. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
(e) Rights of Participants. Nothing in this Plan shall entitle any Participant or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.
(f) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(g) Claw-back Policies. All Grants under the Plan are subject to the applicable provisions of the Company’s claw-back or recoupment policy approved by the Board, if any, as such policy may be in effect from time to time.
(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

ANNEX B
INTERNATIONAL MONEY EXPRESS, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN
1. Purpose. The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.
The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 16(c), shall have a term of ten years.
2. Definitions.
(a) “Applicable Percentage” means, with respect to each Offering Period, eighty-five percent (85%), unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.
(b) “Board” means the Board of Directors of the Company.
(c) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
(d) “Committee” means the Compensation Committee of the Board or, if no such Committee exists, then the Board.
(e) “Common Stock” means the Company’s common stock, par value $0.0001 per share.
(f) “Company” means International Money Express, Inc., a Delaware corporation.
(g) “Compensation” means, with respect to each Participant for each pay period, the full base salary or hourly wages, overtime pay and commissions paid to such Participant by the Company or a Designated Subsidiary, before deduction for any salary deferral contributions made by the Participant to any tax-qualified or nonqualified deferred compensation plan. Except as otherwise determined by the Committee, “Compensation” does not include: (i) bonuses, (ii) any amounts contributed by the Company or a Designated Subsidiary to any retirement or pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any amounts paid as a starting bonus or finder’s fee, (v) any amounts realized from the exercise of any stock options or incentive awards, (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (vii) other similar forms of extraordinary compensation.
(h) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
(i) “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board or the Committee from time to time in their sole discretion as eligible to participate in the Plan.
(j) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 24.
(k) “Employee” means any person, including an Officer, who is an employee of the Company or one of its Designated Subsidiaries and meets the following requirements: (a) has customary employment with the Company or one of its Designated Subsidiaries of at least twenty (20) hours per week, (ii) has been employed with the Company or any of its subsidiaries for at least ninety (90) consecutive days and (c) works more than five months in any calendar year, provided that any employee of the Company or a Designated Subsidiary that is a citizen or resident of a jurisdiction other than the United States (a “Foreign Jurisdiction”) shall not qualify as an “Employee” under the Plan if (i) the grant of an option to such employee under the Plan would be prohibited under the laws of such employee’s Foreign Jurisdiction, or (ii) compliance with the laws of such employee’s Foreign Jurisdiction would cause the Plan or offering under the Plan to violate the requirements of Section 423 of the Code. Individuals classified as independent contractors, consultants or advisers are not considered “Employees.”
(l) “Enrollment Form” means an agreement, on a form provided by the Company substantially in the form attached hereto as Exhibit A, as may be amended by the Committee from time to time, pursuant to which an eligible Employee may elect to enroll in the Plan or to authorize a new level of payroll deductions.
(m) “Entry Date” means the first day of each Offering Period.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o) “Exercise Date” means the last Trading Day of each Offering Period.
(p) “Exercise Price” means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 7(b).
(q) “Fair Market Value” means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(c).
(r) “First Offering Date” means September 1, 2020, or such earlier date as determined by the Committee following the Effective Date.
(s) “Offering Date” means the first Trading Day of each Offering Period.
(t) “Offering Period” means a period of six months beginning each January 1 and July 1 of each year, subject to adjustment as provided in Section 4(b), provided that an Offering Period shall end on the Exercise Date within the Offering Period even if such Exercise Date occurs prior to the end of the applicable six-month period.
(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.
(v) “Participant” means an Employee who has elected to participate in the Plan by filing an Enrollment Form with the Company as provided in Section 5 hereof.
(w) “Plan” means this International Money Express, Inc. 2020 Employee Stock Purchase Plan.
(x) “Plan Contributions” means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 6(a) hereof (if permitted by the Committee), plus the after-tax payroll deductions, if any, withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in Section 6 hereof, and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.
(y) “Share Account” means the account maintained by the broker or custodian for the Plan on behalf of each Participant for the purpose of accounting for shares of Common Stock purchased by the Participant pursuant to the Plan.
(z) “Subsidiary” means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.
(aa) “Trading Day” means a day on which the national stock exchanges and the Nasdaq system are open for trading.
(bb) “Withdrawal Notice” means an agreement, on a form provided by the Company substantially in the form attached hereto as Exhibit B, as may be amended by the Committee from time to time, pursuant to which a Participant stops payroll deductions and ceases participation in the Plan effective as of the end of the Offering Period (but not with respect to such Offering Period) in which the Withdrawal Notice is provided to the Company in accordance with Section 13(a) hereof.
3. Eligibility.
(a) First Offering Date. Any individual who is an Employee as of the First Offering Date and provides an Enrollment Form in accordance with Section 5(b) shall be eligible to become a Participant as of the First Offering Date.
(b) Subsequent Offering Dates. Any individual who is an Employee as of the Offering Date of a given Offering Period and provides an Enrollment Form in accordance with Section 5(a) shall be eligible to become a Participant as of such Offering Date.
4. Offering Periods.
(a) In General. The Plan shall generally be implemented by a series of Offering Periods. Other than the First Offering Period, which may be shorter than six months, each Offering Period shall occur during the six calendar month period that begins on January 1 or July 1, subject to adjustment as provided in Section 4(b).
(b) Changes by Committee.
(i) The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected; provided that if the change is to extend the length of an Offering Period, then the change must be announced at least twenty-five days prior to the scheduled beginning of the first Offering Period to be affected (or such later time provided that there will be at least a two business day period for submitting changes to an Enrollment Form or Withdrawal Notice) and provided further in no event may an Offering Period be longer than twenty-seven months.
(ii) The Committee may shorten the duration of any Offering Period then in progress by requiring that it end immediately following the close of any Trading Day within that Offering Period (after the purchase of Common Stock on that Trading Day), if such change is announced at least five days prior to the Trading Day on which the Committee proposes that the Offering Period terminate.
(iii) If the Company determines that the accounting treatment of purchases under the Plan will change or has changed in a manner that is detrimental to the Company’s best interests, then the Committee may, in its discretion, take any or all of the following actions: (A) terminate any Offering Period that is then ongoing immediately following the close of any Trading Day within that Offering Period (after the purchase of Common Stock on that Trading Day); (B) amend the Plan so that each offering under the Plan will reduce the effect of such detrimental accounting treatment; or (C) terminate any ongoing Offering Period at any time and refund any contributions to the applicable Participants.
5. Participation.
(a) Entry Dates. Employees meeting the eligibility requirements of Section 3(b) hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an Enrollment Form and filing the Enrollment Form with the Company, in accordance with the enrollment procedures prescribed by the Company, on or before the fifteenth (15th) day of the month preceding the month in which the Offering Period to which such new Enrollment Form corresponds, begins, unless a different time for filing the Enrolment Form is set by the Committee for all eligible Employees with respect to a given offering.
(b) Special Rule for First Offering Date. All Employees who are eligible as of the First Offering Date in accordance with Section 3(a) hereof may elect to participate in the Plan commencing as of the First Offering Date by completing an Enrollment Form and filing the Enrollment Form with the Company on or prior the deadline prescribed by the Company for initial enrollment.
(c) Voluntary Participation. Participation in the Plan is entirely voluntary.

6. Plan Contributions.
(a) Contribution by Payroll Deduction or Direct Payment. Except as otherwise authorized by the Committee, all contributions to the Plan shall be made only by payroll deductions or, if approved by the Committee, by direct after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions the Plan and the provisions of Section 423 of the Code or any successor thereto, and shall be treated in the same manner as payroll deductions contributed to the Plan as provided herein.
(b) Payroll Deduction Election on Enrollment Form. At the time a Participant files an Enrollment Form with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount (i) not less than 1% and not more than 15% of the Participant’s Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant, or (ii) denominated in dollars of not less than $5 and not more than $950 of the Participant’s Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant. The amount of payroll deductions must be a whole percentage e.g., 1%, 2%, 3%, etc.), or a whole dollar amount, as applicable, of the Participant’s Compensation.
(c) Commencement of Payroll Deductions. Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan shall commence with the earliest administratively practicable payroll period that begins on or after the Entry Date with respect to which the Participant files an Enrollment Form in accordance with Section 5.
(d) Automatic Continuation of Payroll Deductions. Unless a Participant elects otherwise prior to the last day of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period the Participant’s “Entry Date” shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for the immediately succeeding Offering Period as was in effect for the Participant immediately prior to the commencement of the succeeding Offering Period.
(e) Change of Payroll Deduction Election. A Participant may decrease or increase the rate or amount of his or her payroll deductions with respect to a future Offering Period (within the limitations of Section 6(b) above) by completing and filing with the Company a new Enrollment Form authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions with respect to an Offering Period that is ongoing at the time the Committee receives the new Enrollment Form. Except as otherwise determined by the Committee under rules applicable to all Participants, the change in rate or amount shall be effective as of the next Offering Period that begins after the date the Committee receives the new Enrollment Form, provided that the Committee received the new Enrollment Form on or before the fifteenth (15th) day (or such other day as the Committee may prescribe for all eligible Employees) of the month preceding the month to which the Offering Period such new Enrollment Form relates, begins. Additionally, a Participant may discontinue his or her participation in the Plan as provided in Section 13(a).
(f) Automatic Changes in Payroll Deduction. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 7(d) hereof, or any other applicable law, a Participant’s payroll deductions may be decreased, including to zero dollars or 0%, as applicable, at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the applicable Offering Period(s). Payroll deductions shall recommence at the rate or amount provided in the Participant’s Enrollment Form at the beginning of the following Offering Period which is scheduled to end in the following calendar year, unless the Participant terminates participation as provided in Section 13(a).

7. Grant of Option.
(a) Shares of Common Stock Subject to Option. On a Participant’s Entry Date, subject to the limitations set forth in Section 7(d) and this Section 7(a), the Participant shall be granted an option to purchase on the Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 7(b) below) up to a number of shares of Common Stock determined by dividing such Participant’s Plan Contributions accumulated prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares of Common Stock a Participant may purchase during any Offering Period shall be 5,000 shares (subject to adjustment in accordance with Section 14(b) and subject to the overall limitations in Section 6(f)). The Committee may change this limitation at any time on a prospective basis to apply to future Offering Periods
(b) Exercise Price. Unless otherwise determined by the Committee prior to the commencement of an Offering Period, the Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date.
(c) Fair Market Value. The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which shares of Common Stock are traded on the date as of which such value is being determined, or, if there is no sale on that date, then on the last previous day on which a sale was reported.
(d) Limitation on Option that may be Granted. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
(e) No Rights as Shareholder. A Participant will not have any voting, dividend, or other rights of a shareholder with respect to shares of Common Stock covered by his or her option until such option has been exercised and such shares have been delivered pursuant to Section 9.
8. Exercise of Options.
(a) Automatic Exercise. A Participant’s option for the purchase of shares of Common Stock shall be exercised automatically on each Exercise Date, and the maximum number of whole shares of Common Stock subject to the option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited to the Participant’s account under the Plan. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by the Participant.
(b) Carryover of Excess Contributions. Any amount remaining to the credit of a Participant’s account after the purchase of shares of Common Stock by the Participant on an Exercise Date which is insufficient to purchase a full share of Common Stock shall remain in the Participant’s account, and be carried over to the next Offering Period, unless the Participant withdraws from participation in the Plan or elects to withdraw his or her account balance in accordance with Section 10(c). Any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date which is sufficient to purchase one or more full shares of Common Stock shall be distributed to the Participant in accordance with Section 10(c).

9. Issuance of Shares.
(a) Delivery of Shares. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to a Share Account, of a certificate representing the shares purchased upon exercise of the Participant’s option or, at the Company’s option, through appropriate book entry procedures.
(b) Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.
(c) Holding Period Requirement. Except (a) in the event of a termination of a Participant’s employment or (b) as otherwise approved by the Committee, shares of Common Stock purchased under the Plan must be held in a Participant’s Share Account (and may not be sold, hedged, pledged, hypothecated, made subject to a lien or otherwise disposed of) for a period of at least six (6) months from the Exercise Date (the “Holding Period Requirement”). Notwithstanding the foregoing, a Participant may seek a waiver of the Holding Period Retirement by making a written request to the Committee. Whether a Participant is granted a full or partial waiver of the Holding Period Requirement shall be subject to the discretion of the Committee. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan if such disposition or transfer is made on or prior to the two (2) year anniversary of the Offering Date on which the option to purchase such shares was granted or within one (1) year after the Exercise Date with respect to such option.
(d) Compliance with Applicable Laws. The Plan, the grant and exercise of options to purchase shares of Common Stock under the Plan, and the Company’s obligation to sell and deliver shares of Common Stock upon the exercise of options to purchase such shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed. In accordance with the foregoing sentence, no options shall be exercised, and no shares shall be purchased on any Exercise Date, unless a Form S-8 for the Plan has been filed and is fully effective in accordance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, on the applicable Exercise Date. Any Plan Contributions held by the Company on any Exercise Date for which purchases may not be made pursuant to the preceding sentence shall be returned to the Participants who made those Plan Contributions as soon as administratively practicable after the applicable Exercise Date.
(e) Withholding. The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.
10. Participant Accounts.
(a) Bookkeeping Accounts and Share Accounts Maintained. Individual bookkeeping accounts will be maintained for each Participant in the Plan to account for the balance of his or her Plan Contributions and options issued. Shares purchased under the Plan shall be held in the Participant’s Share Account, unless otherwise transferred by the Participant (subject to the Holding Period Requirement). However, all Plan Contributions made for a Participant shall be deposited in the Company’s general corporate accounts, and no interest shall accrue or be credited with respect to a Participant’s Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.
(b) Participant Account Statements. Statements of account will be given to Participants at least annually, which shall set forth the Participant’s Plan Contributions, the Exercise Price of any shares of Common Stock purchased with Plan Contributions, the number of shares of Common Stock purchased, and the remaining cash balance in the Participant’s account, if any.
(c) Withdrawal of Account Balance Following Exercise Date. A Participant may elect at any time on or before the fifteenth (15th) day of the month immediately prior to the start of an Offering Period, or at such other time as the Committee may from time to time prescribe, to receive in cash any amounts carried-over in accordance with Section 8(b). An election under this Section 10(c) shall not be treated as a withdrawal from participation in the Plan under Section 13(a). Notwithstanding the foregoing, any amount remaining to the credit of a Participant’s account after the purchase of shares of Common Stock by the Participant on an Exercise Date which is sufficient to purchase one or more full shares of Common Stock shall be distributed to the Participant as soon as administratively practicable following such Exercise Date.
11. Designation of Beneficiary.
(a) Designation. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account and Share Account under the Plan in the event of the Participant’s death subsequent to an Exercise Date on which the Participant’s option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of the Participant’s death prior to the exercise of the option.
(b) Change of Designation. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
12. Transferability. Neither Plan Contributions credited to a Participant’s account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 11). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 13(a).
13. Withdrawal; Termination of Employment.
(a) Withdrawal. A Participant may withdraw from the Plan at any time on or before the fifteenth (15th) day of the month (or such other day as the Committee may prescribe for all eligible Employees) immediately prior to the start of the next Offering Period by providing a written Withdrawal Notice to the Company. Payroll deductions, if any have been authorized, shall cease as of the close of the then applicable Offering Period, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account for any subsequent Offering Period. All Plan Contributions credited to the Participant’s account, if any, and not invested in Common Stock following the exercise on the Exercise Date for the Offering Period during which the Withdrawal Notice was received, will be paid to the Participant as soon as administratively practicable after the close of such Offering Period during which the Participant’s Withdrawal Notice was received. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a) and subject to the restriction provided in Section 13(b), below.
(b) Effect of Withdrawal on Subsequent Participation. A Former Participant who has withdrawn from the Plan pursuant to Section 13(a) shall again be eligible to participate in the Plan by delivering a new Enrollment Form before the beginning of an Offering Period in accordance with Section 5(a). For the avoidance of doubt, the termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death under Section 13(c), shall not be treated as a withdrawal from the Plan pursuant to Section 13(a) and therefore, the provisions of this Section 13(b) shall not be applicable to a Participant whose Continuous Status as an Employee terminates prior to any Exercise Date for any reason, including retirement or death under Section 13(c).
(c) Termination of Employment. Upon termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant’s account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant’s beneficiary as determined pursuant to Section 11, and the Participant’s option to purchase shares of Common Stock under the Plan will automatically terminate.
14. Common Stock Available under the Plan.
(a) Number of Shares. Subject to adjustment as provided in Section 14(b) below, the maximum number of shares of the Company’s Common Stock that shall be made available for sale under the Plan shall be 750,000 shares. Shares of Common Stock subject to the Plan may be newly issued shares, treasury shares, or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.
(b) Adjustments Upon Changes in Capitalization; Corporate Transactions.
(i) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.
(ii) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.
(iii) In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (each, a “Sale Transaction”), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by terminating the Offering Period or setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least five (5) days prior to the New Exercise Date, that the Offering Period and the Plan has been terminated or, if applicable, the exercise date for such Participant’s option has been changed to the New Exercise Date and that such Participant’s option will be exercised automatically on the New Exercise Date. For purposes of this Section 14(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value (as determined by the Committee in its sole and absolute discretion) to the per share consideration received by the holders of Common Stock in the Sale Transaction.
(iv) In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 14, and the Committee’s actions hereunder shall be final and binding on all Participants. Fractional shares of Common Stock may be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 14.

15. Administration.
(a) Committee. The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.
(b) Requirements of Exchange Act. Notwithstanding the provisions of Section 15(a) above, in the event that Rule16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.
(c) Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Participants shall have the same rights and privileges (except that the numbers of shares of Common Stock available for purchase may be proportional to each Participant’s Compensation).
16. Amendment, Suspension, and Termination of the Plan.
(a) Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) subject to the application of Sections 14, 16(b) and 16(c), no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, the Company shall obtain shareholder approval of any such amendment. The Committee is permitted to allocate and delegate its authority to amend the Plan to certain other person or persons that it deems appropriate, subject to any limitations as the Committee may provide.
(b) Suspension of the Plan. The Board or the Committee may at any time and for any reason suspend the Plan, including during an Offering Period; provided, that the Board or Committee provides notice to the Participants at least five (5) days prior to the suspension. The Board or Committee may resume the normal operation of the Plan at any time; provided further, that the Board or Committee provides notice to the Participants at least twenty-five (25) days prior to the new Offering Date following resuming the Plan’s normal operations. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 13(a)), however no options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant during the suspension period. Participants shall have the right to withdraw carryover funds provided in Section 10(c) throughout any suspension period. The Plan shall resume its normal operation upon termination of a suspension period.
(c) Termination of the Plan. The Plan and all rights of Employees hereunder shall terminate on the earliest of:
(i) the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;
(ii) such date as is determined by the Board in its discretion; and
(iii) the last Exercise Date immediately preceding the tenth (10th) anniversary of the Effective Date.
In the event that the Plan terminates under circumstances described in Section 16(c)(i) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis, based on the relative value of their cash account balances in the Plan as of the termination date.
17. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

18. Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.
19. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Designated Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or any Subsidiary to terminate, or otherwise modify, an employee’s employment at any time.
20. Governing Law and Dispute Resolution.
(a) Governing Law. The internal laws of the State of Delaware shall govern all matters relating to this Plan, without regard to conflict of law rules that would cause the laws of any other jurisdiction to apply, except to the extent (if any) superseded by the laws of the United States.
(b) Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan must be submitted solely and exclusively to binding arbitration in accordance with the then-current employment arbitration rules and procedures of the American Arbitration Association (AAA) to be held in Miami, Florida. All information regarding the dispute or claim and arbitration proceedings, including any settlement, shall not be disclosed by the Participant or any arbitrator to any third party without the written consent of the Company, except with respect to judicial enforcement of any arbitration award. Any arbitration claim must be brought solely in the Participant’s (or such Participant’s transferee’s or estate’s) individual capacity and not as a claimant or class member (or similar capacity) in any purported multiple-claimant, class, collective, representative or similar proceeding, and the arbitrator may not permit joinder of any multiple claimants and their claims without the express written consent of the Company. Any arbitrator selected to adjudicate the claim must be knowledgeable in the industry standards and practices, and each Participant will be deemed to agree that any claims pursuant to the Plan is inherently a matter involving interstate commerce and thus, notwithstanding the choice of law provision included herein, the Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. The arbitrator shall not be permitted to award any punitive or similar damages (except to the extent expressly provided for by statute and awarded pursuant to a claim made under such statute), but may award attorney’s fees and expenses to the prevailing party in any arbitration. Any decision by the arbitrator shall be binding on all parties to the arbitration.
(c) Waiver of Jury Trial. In addition to the requirements imposed by Section 20(b) above, by submitting an Enrollment Form each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim that is determined not to be susceptible of arbitration and which action, proceeding or counterclaim concerns any rights under the Plan or with respect to any option to purchase shares of Common Stock, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith. By submitting an Enrollment Form, each Participant certifies that no officer, representative, or attorney of the Company or a Subsidiary has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding, or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and/or a Participant to enforce Section 20(b) herein and mandate binding arbitration to resolve any disputes arising under the terms of the Plan or in respect of any option to purchase shares of Common Stock under the Plan.
(d) Jurisdiction and Venue. In addition to the requirements otherwise imposed under this Section 20, by submitting an Enrollment Form, each Participant agrees or will be deemed to have agreed to (i) to the extent applicable, submit irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the Southern District of Florida for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any option to purchase shares of Common Stock; (ii) not commence any suit, action or other proceeding arising out of or based upon the Plan or any option to purchase shares of Common Stock, to the extent Section 20(b) is deemed unenforceable or inapplicable, except in the federal and state courts located within the geographic boundaries of the United States District Court for the Southern District of Florida; and (iii) waive, and not assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that he or she is not subject personally to the jurisdiction of the above-named courts that his or her property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or any Option or the subject matter thereof may not be enforced in or by such court. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and/or a Participant to enforce Section 20(b) herein and mandate binding arbitration to resolve any disputes arising under the terms of the Plan or in respect of any option to purchase shares of Common Stock under the Plan.
21. Provisions for Foreign Participants. The Committee may modify the rights and terms applicable to Participants who are foreign nationals or employed outside the United States or establish sub-plans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters to the extent permitted under Section 423 of the Code, to the extent applicable. In order to facilitate opportunities under this Plan, the Committee may (i) provide for such special terms to Participants who are foreign nationals, or who are employed by the Company outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom and (ii) approve such supplements or annexes to, or amendments, restatements or alternative versions of, this Plan, as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan for any other purpose; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders under rules of any listing or exchange on which the Shares are traded.
22. Data Privacy. By completing an Enrollment Form, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its Designated Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its Designated Subsidiaries may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries and affiliates, and details of all Plan Contributions (including enrollment, option grants and distributions of shares of Common Stock under the Plan), in each case, for the purpose of implementing, managing and administering the Plan (the “Data”). The Company and its subsidiaries and affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its subsidiaries and affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through completion of an Enrollment Form, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding options under the Plan if the Participant, after completion of an Enrollment Form, refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
24. Shareholder Approval. The Board shall submit the Plan to the shareholders of the Company for approval within twelve (12) months after the date the Plan is adopted by the Board.
25. Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.
26. Separate Offerings; Sub-Plans. Notwithstanding any provision of the Plan to the contrary, consistent with the requirements of Section 423 of the Code, the Board may, in its sole discretion, amend the terms of the Plan, or an offering, and/or provide for separate offerings under the Plan in order to, among other things, reflect the impact of local law outside of the United States as applied to one or more Employees and may, where appropriate, establish one or more sub-plans to reflect such amended provisions, which sub-plans established outside of the United States are not required to meet the requirements of Section 423 of the Code; provided that their existence does not cause this Plan to fail to comply with Section 423 of the Code. The Committee shall not be required to obtain the approval of the Company’s stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Employees participating in the sub-plan are located.
27. Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes any and all prior plans with respect to the subject matter hereof.
28. Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

EXHIBIT A
INTERNATIONAL MONEY EXPRESS, INC.
2020 EMPLOYEE STOCK PURCHASE PLAN
ENROLLMENT FORM
Initial Enrollment Form
Change in Enrollment Form
1.
The undersigned (“Employee”) hereby elects to participate in the International Money Express, Inc. 2020 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Enrollment Form and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Enrollment Form.

2.
Employee hereby authorizes payroll deductions from each paycheck in the amount of      (from 1% to 15% or $5 to $950) of his or her Compensation on each payday during the Offering Period in accordance with the Plan. (Please note that no fractional percentages or partial dollar amounts are permitted). Employee understands that he or she will not be allowed to purchase more than $25,000 worth of Common Stock in a calendar year (determined based on the fair market value of the Common Stock on the applicable Offering Date(s)). If Employee purchases the maximum number of shares of Common Stock permitted under the Plan before using all of the funds he or she contributed to the Plan, the excess will be refunded to Employee.

3.
Employee understands that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Exercise Price determined in accordance with the Plan at the end of the Offering Period.

4.
Employee has received a copy of the complete Plan and its accompanying prospectus. Employee understands that his or her participation in the Plan is in all respects subject to the terms of the Plan. Employee hereby agrees to be bound by the terms of the Plan. The effectiveness of this Enrollment Form is dependent upon Employee’s eligibility to participate in the Plan.

5.
Unless Employee withdraws from the Plan or becomes ineligible to participate in the Plan or unless the Plan is terminated by the Company, Employee will continue to participate in the Plan during subsequent Offering Periods and shares of Common Stock will be purchased on Employee’s behalf with his or her accumulated payroll deductions on the applicable Exercise Date. Employee’s participation in the Plan will continue to be governed by this Enrollment Form and the Plan. At its discretion and to the extent permitted by the Plan, the Company may amend the Plan and/or this Enrollment Form, and by continuing to participate in the Plan, and without the need to provide affirmative consent, Employee agrees to the terms and conditions of the amended Plan and/or Enrollment Form.

6.	Shares of Common Stock purchased by Employee under the Plan should be issued in the name(s) of Employee unless otherwise stated below.
7.
The following provision is applicable only if Employee is subject to tax in the United States: Employee understands that if he or she disposes of any shares that he or she purchased under the Plan on or prior to the two (2) year anniversary of the Offering Date on which the option to purchase such shares was grants or within one (1) year after the Exercise Date with respect to such option, he or she will be treated for U.S. federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price paid for such shares. Employee hereby agrees to notify the Company in writing within thirty (30) days after the date of any disposition of such shares and to make adequate provision for federal, state or other tax withholding obligations, if any, that arise upon the disposition of such shares. The Company may, but will not be obligated to, withhold from Employee’s compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deduction or benefits attributable to Employee’s sale or early disposition of such shares. Employee understands that if he or she disposes of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, he or she will be treated for U.S. federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary in an amount generally equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the Exercise Price for the shares, or (ii) the excess of the fair market value of the shares on the date you were granted the right to purchase the shares over the Exercise Price for the shares (but not less than $0). The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
8.
Regardless of any action the Company or a Designated Subsidiary takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Employee’s participation in the Plan and applicable to Employee (“Tax-Related Items”), Employee acknowledges that the ultimate liability for all Tax-Related Items is and remains his or her responsibility and may exceed the amount actually withheld by the Company or a Designated Subsidiary, as applicable. Employee further acknowledges that neither the Company nor any Designated Subsidiary: (1) makes any representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Plan, including but not limited to, the purchase of shares of Common Stock, the issuance of shares of Common Stock pursuant to the purchase, the sale of shares of Common Stock acquired under the Plan or the receipt of any dividends; and (2) commits to or is under an obligation to structure the terms of the grant or any aspect of Employee’s participation in the Plan to reduce or eliminate Employee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Employee has become subject to tax in more than one jurisdiction between the Entry Date and the date of any relevant taxable or tax withholding event, as applicable, Employee acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, Employee will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, Employee authorizes the Company, or its respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following, as determined by the Committee:

a.	Requiring Employee to pay an amount necessary to pay the Tax-Related Items to the Company in the form of cash, check, or other cash equivalent;
b.	Withholding from Employee’s wages or other cash compensation paid to Employee by the Company;
c.
Withholding from proceeds of the sale of shares of Common Stock acquired upon purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on employee’s behalf pursuant to this authorization); or

d.	Withholding in shares of Common Stock to be issued upon purchase.
To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, Employee shall be deemed to have been issued the full number of shares of Common Stock issuable to Employee upon exercise of the corresponding option, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Employee’s participation in the Plan.
Finally, Employee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of Employee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to purchase or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock, if Employee fails to comply with his or her obligations in connection with the Tax-Related Items.
9.	By enrolling and participating in the Plan, Employee acknowledges, understands, and agrees that:
a.	The Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended, or terminated by the Company at any time as described in the Plan;

b.
The grant of the option to purchase shares of Common Stock under the Plan (the “Purchase Right”) is voluntary and occasional and does not create any contractual or other right to participate in any future Plan offerings, or benefits in lieu of the Plan, even if offerings under the Plan have been granted repeatedly in the Past.

c.	All decisions with respect to future Plan offerings, if any, will be at the sole discretion of the Company;
d.
Employee’s participation in the Plan shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate Employee’s employment or service relationship at any time;

e.	Employee is voluntarily participating in the Plan;
f.
The Purchase Rights and the shares of Common Stock subject to the Purchase Rights are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, and which are outside the scope of Employee’s employment or service contract, if any;

g.
The Purchase Rights and the shares of Common Stock subject to the Purchase Rights are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Designated Subsidiaries;

h.	The Purchase Rights and Employee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Designated Subsidiary;
i.	The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty;
j.	The value of the shares of Common Stock purchased under the Plan may increase or decrease, even below the Exercise Price;
k.
In the event of termination of Employee’s employment, Employee’s right to participate in the Plan and his or her right to receive shares of Common Stock, if any, will terminate effective as of the date that Employee is no longer actively employed by the Company or a Designated Subsidiary and will not be extended by any notice period mandated under local law; the Board and/or the Committee, as applicable, shall have the exclusive discretion to determine when Employee is no longer actively employed for purposes of his or her participation in the Plan; and

l.
The right to purchase shares of Common Stock and participate in the Plan do not create any entitlement, not otherwise specifically provided in the Plan or by the Company in its discretion, to have the right to purchase shares of Common Stock or the Common Stock acquired upon purchase transferred to, or assumed by, another company, nor to be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the Common Stock.

10.
The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Employee’s participation in the Plan, or Employee’s acquisition or sale of the underlying shares of Common Stock. Employee is hereby advised to consult with her or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11.
The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means and Employee hereby consents to receive such documents by electronic delivery.

12.
If the Employee has received this Enrollment Form or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.
Notwithstanding any provisions in this Enrollment Form, the Plan shall be subject to any special terms and conditions set forth in any Appendix A that may be attached to this Enrollment Form for Employee’s country if outside of the United States and no Enrollment Form for an Employee located in a country outside of the United States shall be effective without an Appendix A. Moreover, if the Employee relocates to a country outside of the United States, Employee consents to any special terms and conditions for such country that the Committee deems necessary or advisable to apply to the Employee with respect the Purchase Rights, which may include immediate withdrawal from the Plan, in order to comply with local law with regard to the issuance or sale of shares of Common Stock or to facilitate the administration of the Plan. Any Appendix A constitutes part of this Enrollment Form.

14.
The provisions of this Enrollment Form are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

SUBJECT TO SECTION 5 ABOVE, EMPLOYEE UNDERSTANDS THAT THIS ENROLLMENT FORM WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS EMPLOYEE WITHDRAWS FROM THE PLAN OR CEASES TO BE AN “EMPLOYEE” AS DEFINED IN THE PLAN FOR ANY REASON.
Signature:

Employee Name (printed):

Date:

Employee’s Social Security Number:

Employee’s Address:

Shares issued in name of:	, who is Employee’s spouse (Leave blank if Employee per Section 6 above; complete name of Employee’s spouse if shares are not to be issued to Employee)

EXHIBIT B
INTERNATIONAL MONEY EXPRESS, INC.
2020 EMPLOYEE STOCK PURCHASE PLAN
WITHDRAWAL NOTICE
Unless otherwise defined herein, the terms defined in the International Money Express, Inc. 2020 Employee Stock Purchase Plan (the “Plan”) shall have the same defined meanings in this Notice of Withdrawal.
The undersigned Participant currently participates in an Offering Period under the Plan and hereby notifies the Company that he or she hereby withdraws from participation in the Plan. The undersigned understands that this withdrawal from participation in the Plan shall be effective as of the end of the current Offering Period, provided that this Withdrawal Notice is delivered to and received by the Company no later than the fifteenth (15th) day of the month immediately prior to the start of the next Offering Period. The undersigned understands that and agrees that, in accordance with the terms of the Plan, all payroll deductions credited to his or her account with respect to such Offering Period shall be used to exercise his or her option for the current Offering Period. The undersigned understands further that he or she will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Enrollment Form in accordance with the terms of the Plan.
Signature:

Date:

Name and Address of Participant:

To be completed by Company official
Certification of receipt:

Name of Company official:

Date of receipt by Company:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

INTERNATIONAL MONEY EXPRESS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 25, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by International Money Express, Inc. (the "Company") in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please following the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

NOTE: If the Company determines to conduct a virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. For additional details, including information on participating in any such virtual annual meeting, please see the information on the reverse side of this card.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1. Election of three (3) Class II directors to the board of directors of International Money Express, Inc. to serve for a term of three years or until their respective successors are duly elected and qualified.

NOMINEES

(1) Kurt Holstein
(2) Robert Jahn
(3) John Rincon

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for any nominee listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To adopt the Company's 2020 Omnibus Equity Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. To adopt the Company's 2020 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: In the proxies' discretion, in accordance with the recommendation of the Company's board of directors, the proxies are authorized to vote on any other matter that may properly be presented at the 2020 Annual Meeting or any adjournments or postponements thereof.

☐ **Please check here if you plan on attending or participating in the 2020 Annual Meeting of Stockholders**

CONTROL NUMBER

Signature________________________________**Signature if held jointly**______________________________ **Date**__________**, 2020.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held in person or by means of remote communication on June 26, 2020

The 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at: http://www.cstproxy.com/intermex/2020

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

INTERNATIONAL MONEY EXPRESS, INC

The undersigned appoints Robert Lisy and Tony Lauro II and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of International Money Express, Inc. held of record by the undersigned at the close of business on May 5, 2020 at the 2020 Annual Meeting of Stockholders of International Money Express, Inc. to be held in person at Miami Marriott Dadeland, 9090 S. Dadeland Blvd., Miami, FL 33156 or via remote communication as more fully described below on June 26, 2020, or at any adjournment, continuation or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE CLASS II NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2020 ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)